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                          CREDIT AND SECURITY AGREEMENT

                                 BY AND BETWEEN

                          PRIMESOURCE HEALTHCARE, INC.

                           PRIMESOURCE SURGICAL, INC.

                                  BIMECO, INC.

                                 (as Borrowers)

                                       AND

                        WELLS FARGO BUSINESS CREDIT, INC.

                                   (as Lender)

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                                DECEMBER 10, 2003

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

    Table of Contents


ARTICLE I   DEFINITIONS........................................................1
    Section 1.1  Definitions...................................................1
    Section 1.2  Other Definitional Terms; Rules of Interpretation............12


ARTICLE II  AMOUNT AND TERMS OF THE CREDIT FACILITY...........................13
    Section 2.1  Revolving Advances...........................................13
    Section 2.2  Procedures for Requesting Advances...........................13
    Section 2.3  Increased Costs; Capital Adequacy............................14
    Section 2.4  Letters of Credit............................................15
    Section 2.5  Special Account..............................................16
    Section 2.6  Payment of Amounts Drawn Under Letters of Credit;
                 Obligation of Reimbursement..................................16
    Section 2.7  Obligations Absolute.........................................17
    Section 2.8  Inventory Appraisals.........................................17
    Section 2.9  Interest; Minimum Interest Charge; Default Interest;
                 Participations; Clearance Days; Usury........................18
    Section 2.10 Fees.........................................................19
    Section 2.11 Time for Interest Payments; Payment on
                 Non-Banking Days; Computation of Interest and Fees...........21
    Section 2.12 Lockbox; Collateral Account; Application of Payments.........21
    Section 2.13 Discretionary Nature of this Facility; Termination by the Lender; Automatic Renewal................................22
    Section 2.14 Voluntary Prepayment; Termination of the Credit
                 Facility by the Borrower.....................................23
    Section 2.15 Mandatory Prepayment.........................................23
    Section 2.16 Revolving Advances to Pay Obligations........................23
    Section 2.17 Use of Proceeds..............................................23
    Section 2.18 Liability Records............................................23


ARTICLE III SECURITY INTEREST; OCCUPANCY; SETOFF..............................24
    Section 3.1  Grant of Security Interest...................................24
    Section 3.2  Notification of Account Debtors and Other Obligors...........24
    Section 3.3  Assignment of Insurance......................................24
    Section 3.4  Occupancy....................................................24
    Section 3.5  License......................................................25
    Section 3.6  Financing Statement..........................................25
    Section 3.7  Setoff.......................................................26
    Section 3.8  Collateral...................................................26

ARTICLE IV  CONDITIONS OF WILLINGNESS TO CONSIDER LENDING.....................27
    Section 4.1  Conditions Precedent to Lender's Willingness to
                 Consider Making the Initial Revolving Advance and
                 Letter of Credit.............................................27
    Section 4.2  Conditions Precedent to All Advances and Letters of
                 Credit.......................................................29


ARTICLE V   REPRESENTATIONS AND WARRANTIES....................................29
    Section 5.1  Existence and Power; Name; Chief Executive Office;
                 Inventory and Equipment Locations; Federal Employer
                 Identification Number........................................29
    Section 5.2  Capitalization...............................................30
    Section 5.3  Authorization of Borrowing; No Conflict as to Law or
                 Agreements...................................................30
    Section 5.4  Legal Agreements.............................................30
    Section 5.5  Subsidiaries.................................................30
    Section 5.6  Financial Condition; No Adverse Change.......................31
    Section 5.7  Litigation...................................................31
    Section 5.8  Regulation U.................................................31
    Section 5.9  Taxes........................................................31
    Section 5.10 Titles and Liens.............................................31
    Section 5.11 Intellectual Property Rights.................................31
    Section 5.12 Plans........................................................33
    Section 5.13 Default......................................................33
    Section 5.14 Environmental Matters........................................33
    Section 5.15 Submissions to Lender........................................34
    Section 5.16 Financing Statements.........................................34
    Section 5.17 Rights to Payment............................................35
    Section 5.18 Financial Solvency...........................................35


ARTICLE VI  COVENANTS.........................................................35
    Section 6.1  Reporting Requirements.......................................36
    Section 6.2  Financial Covenants..........................................39
    Section 6.3  Permitted Liens; Financing Statements........................40
    Section 6.4  Indebtedness.................................................41
    Section 6.5  Guaranties...................................................42
    Section 6.6  Investments and Subsidiaries.................................42
    Section 6.7  Dividends and Distributions..................................43
    Section 6.8  Salaries.....................................................43
    Section 6.9  Key Person Life Insurance....................................43
    Section 6.10 Books and Records; Inspection and Examination................43
    Section 6.11 Account Verification.........................................43
    Section 6.12 Compliance with Laws.........................................44
    Section 6.13 Payment of Taxes and Other Claims............................44
    Section 6.14 Maintenance of Properties....................................44
    Section 6.15 Insurance....................................................45
    Section 6.16 Preservation of Existence....................................45

    Section 6.17 Delivery of Instruments, etc.................................45
    Section 6.18 Sale or Transfer of Assets; Suspension of Business
                 Operations...................................................45
    Section 6.19 Consolidation and Merger; Asset Acquisitions.................46
    Section 6.20 Sale and Leaseback...........................................46
    Section 6.21 Restrictions on Nature of Business...........................46
    Section 6.22 Accounting...................................................46
    Section 6.23 Discounts, etc...............................................46
    Section 6.24 Plans........................................................46
    Section 6.25 Place of Business; Name......................................46
    Section 6.26 Constituent Documents; S Corporation Status..................47
    Section 6.27 Performance by the Lender....................................47


ARTICLE VII  EVENTS OF DEFAULT, RIGHTS AND REMEDIES...........................47
    Section 7.1  Events of Default............................................47
    Section 7.2  Rights and Remedies..........................................50
    Section 7.3  Certain Notices..............................................51


ARTICLE VIII  MISCELLANEOUS...................................................51
    Section 8.1  No Waiver; Cumulative Remedies; Compliance with Laws.........51
    Section 8.2  Amendments, Etc..............................................51
    Section 8.3  Addresses for Notices; Requests for Accounting...............52
    Section 8.4  Further Documents............................................52
    Section 8.5  Costs and Expenses...........................................52
    Section 8.6  Indemnity....................................................52
    Section 8.7  Participants.................................................53
    Section 8.8  Execution in Counterparts; Telefacsimile Execution...........53
    Section 8.9  Retention of Borrower's Records..............................54
    Section 8.10 Binding Effect; Assignment; Complete Agreement;
                 Exchanging Information.......................................54
    Section 8.11 Severability of Provisions...................................54
    Section 8.12 Headings.....................................................54
    Section 8.13 Governing Law; Jurisdiction, Venue; Waiver of
                 Jury Trial...................................................54
    Section 8.14 Appointment of Borrower Agent................................55

                          CREDIT AND SECURITY AGREEMENT

                          Dated as of December 10, 2003

                PrimeSource Healthcare, Inc., a Massachusetts corporation ("Healthcare" and in its capacity as agent for the other Borrowers, the
 -----------
"Borrower-Agent"),   PrimeSource   Surgical,   Inc.,   a  Delaware   corporation
 --------------
("Surgical"),  and Bimeco, Inc., a Florida corporation ("Bimeco" and jointly and
  --------                                               ------
severally, individually and collectively with Healthcare and Surgical, the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the
 --------
"Lender"), hereby agree as follows:
 ------

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

                Section 1.1  Definitions.  For all  purposes of this  Agreement,
                             -----------
except as otherwise expressly provided, the following terms shall have the meanings assigned to them in this Section or in the Section referenced after such term:

                "Accounts" means all of the Borrower's accounts, as such term is defined in the UCC, including each and every right of the Borrower to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Borrower or by some other person who subsequently transfers such person's interest to the Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

                "Advance" means a Revolving Advance.

                "Affiliate"  or  "Affiliates"  means any Person  controlled  by, controlling or under common control with the Borrower, including any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                "Agreement"  means  this  Credit  and  Security  Agreement,   as
        amended, restated, supplemented or otherwise modified from time to time.

                "Availability" means the difference of (i) the Borrowing Base and (ii) the sum of (A) the outstanding principal balance of the Revolving Note and (B) the L/C Amount.

                "Appraised Net Orderly Liquidation Value" initially means an amount equal to sixty percent (60%) of (the sum of (i) the gross book value of the Inventory less (ii) the value of the Inventory not determined to be Eligible Inventory), with such sixty percent (60%) figure to be adjusted up or down from time to time based on various factors affecting liquidation sales, including, without limitation, fluctuations in market and inventory conditions, all as determined by Lender and its appraisers.

                "Banking Day" means a day on which the Federal Reserve Bank of New York is open for business.

                "Base Rate" means the rate of interest publicly announced from time to time by Wells Fargo Bank National Association at its principal office in San Francisco as its "prime rate", with the understanding that the "prime rate" is one of Wells Fargo's base rates (not necessarily the lowest of such rates) and serves as the basis upon which effective rates of interest are calculated for loans making reference thereto.

                "Borrowing Base" means at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

                (a) the Maximum Line; or

                (b) the sum of:

                           (i)    80% of Eligible Accounts, plus

                           (ii) the lesser of (A) the product of the Inventory Advance Rate times the Appraised Net Orderly Liquidation Value, or (B) $3,750,000, less

                           (iii) any commissions due from the Borrower to its sales representatives which are in excess of $450,000.

                           The foregoing notwithstanding, if the Accounts of the Borrower suffer a dilution at any time (on a year-to-date basis) resulting from bad debts, credit memos, returned merchandise or any other reason or any combination thereof (other than payments) in an amount equal to or greater than five (5%) percent of consolidated net sales (on a year-to-date basis), the

                           Lender will reduce the advance rate for the Eligible Accounts, as specified in the Borrowing Base, by that amount by which the dilution exceeds five (5%) percent of such consolidated net sales. For the purposes of calculating consolidated net sales under this section, cash sales shall be excluded.

                "Capital Expenditures" means for a period, any expenditure of money during such period for the lease, purchase or other acquisition of any capital asset, or for the lease of any other asset whether payable currently or in the future.

                "Change of Control" means the occurrence of any of the following events:

                         (a) any Person or "group" (as such term is used in Sections 13(d) or 14(d) of the Securities Exchange Act of 1934) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a Person will be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% percent of the voting power of all classes of voting stock of the Borrower.

                         (b) During any consecutive two-year period, individuals who at the beginning of such period constituted the board of Directors of the Borrower (together with any new Directors whose election to such board of Directors, or whose nomination for election by the owners of the Borrower, was approved by a vote of 66-2/3% of the Directors then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of Directors of the Borrower then in office.



                "Collateral" means all of the Borrower's Accounts, chattel paper, deposit accounts, documents, Equipment, General Intangibles, goods, instruments, Inventory, Investment Property, letter-of-credit rights, letters of credit, all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing;
        (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; (v) all collateral subject to the Lien of any Security Document; (vi) any money, or other assets of the Borrower that now or hereafter come into the possession, custody, or control of the

        Lender; (vii) all sums on deposit in the Special Account; and (viii) proceeds of any and all of the foregoing.

                "Collateral Account" means the "Lender Account" as defined in the Lockbox and Collection Account Agreement.

                "Constituent Documents" means with respect to any Person, as applicable, such Person's certificate of incorporation, articles of incorporation, by-laws, certificate of formation, articles of organization, limited liability company agreement, management agreement, operating agreement, shareholder agreement, partnership agreement or similar document or agreement governing such Person's existence, organization or management or concerning disposition of ownership interests of such Person or voting rights among such Person's owners.

                "Copyright Security Agreement" means the Copyright Security Agreement by the Borrower in favor of the Lender of even date herewith.

                "Credit Facility" means the discretionary credit facility being made available to the Borrower by the Lender under Article II.

                "Debt" means of a Person as of a given date, all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet for such Person and shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                "Default Period" means any period of time beginning on the day a Default or Event of Default occurs and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

                "Default Rate" means an annual interest rate equal to three percent (3%) over the Floating Rate, which interest rate shall change when and as the Floating Rate changes.

                "Director" means a director if the Borrower is a corporation, a manager or managing member if the Borrower is a limited liability company, or a general partner if the Borrower is a partnership.

                "Earnings  Covenant"  means the  covenant  specified  in Section
                                                                         -------
        6.2(b).
        ------

                "Earnings Before Taxes" means for a period, pre-tax earnings from continuing operations but including extraordinary losses.

                "Eligible Accounts" means all unpaid Accounts arising from the sale or lease of goods or the performance of services, net of any credits, but excluding any such Accounts having any of the following characteristics:

                           (i) That portion of Accounts unpaid 90 days or more after the invoice date;

                           (ii) That portion of Accounts that is disputed or subject to a claim of offset or a contra account;

                           (iii) That portion of Accounts not yet earned by the final delivery of goods or rendition of services, as applicable, by the Borrower to the customer, including progress billings, and that portion of Accounts for which an invoice has not been sent to the applicable account debtor;

                           (iv) Accounts constituting proceeds of any item of Inventory to the extent that such item was produced or sold in violation of the copyright, trademark or patent of any third party;

                           (v) Accounts owed by any unit of government, whether foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which the Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws);

                           (vi) Accounts owed by an account debtor located outside the United States which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession or control, and with respect to which a control agreement concerning the letter-of-credit rights is in effect, and acceptable to the Lender in all respects, in its sole discretion, or (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

                           (vii) Accounts owed by an account debtor that is insolvent, the subject of bankruptcy proceedings or has gone out of business;

                           (viii) Accounts   owed  by  an   Owner,   Subsidiary,
                Affiliate, Officer or employee of the Borrower;

                           (ix) Accounts not subject to a duly perfected security interest in the Lender's favor or which are subject to any Lien in favor of any Person other than the Lender, except Liens securing indebtedness permitted under Section 6.4(f);

                           (x)    That   portion  of  Accounts   that  has  been
                restructured, extended, amended or modified in any material respect;

                           (xi) That portion of Accounts that constitutes advertising, finance charges, service charges or excise taxes;

                           (xii) Accounts owed by an account debtor, regardless of whether otherwise eligible, to the extent that the balance of such Accounts exceeds 20% of the aggregate amount of all Eligible Accounts, unless otherwise waived by the Lender in its sole discretion with respect to a Large Transaction;

                           (xiii) Accounts owed by an account debtor, regardless
                of whether otherwise eligible, if 50% or more of the total amount due under Accounts from such debtor is ineligible hereunder (such 50% figure shall reduce to 40% thirty (30) days from the date of this Agreement, and shall further reduce by 5% on the same numerical day each month thereafter until it reaches 25% where it shall remain thereafter); and

                           (xiv)  Accounts,   or  portions  thereof,   otherwise
                deemed ineligible by the Lender in its sole discretion.

                "Eligible Inventory" means all Inventory of the Borrower, at the lower of cost or market value as determined in accordance with GAAP; but excluding any Inventory having any of the following characteristics:

                           (i) Inventory that is: in-transit; located at any warehouse, job site or other premises (other than rental Inventory in the possession of customers and which is allowed under clause (ix) below) not approved by the Lender in writing; located in any location in which the Lender does not have a perfected first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

                           (ii)   Supplies,  packaging,   maintenance  parts  or
                sample Inventory, but not demonstration Inventory used by sales representative;

                           (iii)  Work-in-process Inventory;

                           (iv) Inventory that is damaged, obsolete, slow moving or not currently saleable in the normal course of the Borrower's operations;

                           (v) Inventory that the Borrower has returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

                           (vi) Any portion of perishable or live Inventory to the extent the aggregate market value is over $300,000;

                           (vii) Inventory manufactured by the Borrower pursuant to a license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

                           (viii) Inventory  that is  subject to a Lien in favor
                of any Person other than the Lender, except Liens securing indebtedness permitted under Section 6.4(f);

                           (ix) Inventory that is in the possession of Borrower's customers pursuant to rental or other similar agreements or arrangements, except for (1) such Inventory that Borrower's customers possess as of the date hereof, and (2) such Inventory that is acquired and possessed by Borrower's customers after the date hereof provided that the rental or other agreement executed by such customer contains provisions in favor of Lender permitting Lender to exercise its rights and remedies in the Inventory without interference; and

                           (x) Inventory otherwise deemed ineligible by the Lender in its sole discretion.

                "Environmental Law" means any federal, state, local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                "Equipment" means all of the Borrower's equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by the Borrower.

                "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                "ERISA Affiliate" means any trade or business (whether or not incorporated) that is a member of a group which includes the Borrower and which is treated as a single employer under Section 414 of the IRC.

                "Event of Default" has the meaning specified in Section 7.1.
                                                                -----------

                "Financial  Covenants"  means the covenants set forth in Section
                                                                         -------
        6.2.
        ---

                "Floating Rate" means an annual interest rate equal to the sum of the Base Rate plus three percent (3%), to reduce by one-half of one percent (.5%) when the Inventory Advance Rate reaches 75% and further reduced by an additional one percent (1%) when the Inventory Advance Rate reaches 60%, which interest rate shall change when and as the Base Rate changes.

                "Floating Rate Advance" means an Advance bearing interest at the Floating Rate.

                "Funding Date" means the date of the initial Advance hereunder.

                "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.6.
                                          -----------

                "General Intangibles" means all of the Borrower's general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including all present and future Intellectual Property Rights, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, books and records, computer software, computer programs and other computer materials and records, the right to use the Borrower's name, and the goodwill of the Borrower's business.

                "Guarantor(s)" means any Person now or hereafter guarantying the Obligations.

                "Hazardous Substances" means pollutants, contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

                "IRC" means the Internal Revenue Code of 1986, as amended.

                "Infringe"   means,  when  used  with  respect  to  Intellectual
        Property Rights, any infringement or other violation of Intellectual Property Rights.

                "Intellectual Property Rights" means all actual or prospective rights arising in connection with any intellectual property or other proprietary rights, including all rights arising in connection with copyrights, patents, service marks, trade dress, trade secrets, trademarks, trade names or mask works.

                "Intercompany Indebtedness" means (whether or not evidenced by a note or other instrument) indebtedness of any Borrower payable to the other Borrower or any Borrower's Subsidiary, and indebtedness of any Subsidiary of any Borrower payable to any other Subsidiary of any Borrower or to any Borrower.

                "Inventory" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                "Inventory Advance Rate" initially means 85%, reducing by 1% each month beginning on January 1, 2004, until it reaches 60% where it shall remain thereafter.

                "Investment Property" means all of the Borrower's investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

                "Issuer" means the issuer of any Letter of Credit.

                "Large Transaction" means periodic sales by the Borrower to a single customer that cause an account debtor's account to exceed the 15% threshhold set forth in clause (xii) of the definition of Eligible Accounts.

                "L/C Amount" means the sum, without duplication, of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

                "L/C Application" means an application and agreement for letters of credit in a form acceptable to the Issuer and the Lender.

                "Letter of Credit" has the meaning specified in Section 2.4.
                                                                -----------

                "Licensed  Intellectual  Property"  has  the  meaning  given  in
        Section 5.11(c).
        ---------------

                "Lien" means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

                "Life Insurance Assignment" means an Assignment of Life Insurance Policy as Collateral to be executed by the owner and the beneficiary thereof, in form and substance satisfactory to the Lender, granting the Lender a first priority Lien on the Life Insurance Policy to secure payment of the Obligations.

                "Life Insurance Policy" means individually and collectively, any key man life insurance policies which are now or hereafter purchased and/or maintained by the Borrower.

                "Loan Documents" means this Agreement, the Note, the Security Documents and any L/C Application.

                "Lockbox"   has  the  meaning   specified  in  the  Lockbox  and
        Collection Account Agreement.

                "Lockbox and Collection Account Agreement" means the Lockbox and Collection Account Agreement by and among the Borrower, Wells Fargo Bank N.A. and the Lender, of even date herewith.

                "Material Adverse Effect" means any of the following:

                           (i) a material adverse effect on the business, operations, results of operations, prospects, assets, liabilities or financial condition of the Borrower or any of its Affiliates, except for Fiber Imaging Technologies, Cathtec Incorporated and Cardiodyne, Inc., so long as such entities remain inactive;

                           (ii)   a material  adverse  effect on the  ability of
                the  Borrower  to  perform  its   obligations   under  the  Loan
                Documents;

                           (iii) a material adverse effect on the ability of the Lender to enforce the Obligations or to realize the intended benefits of the Security Documents, including a material adverse effect on the validity or enforceability of any Loan Document or of any rights against any Guarantor, or on the status, existence, perfection, priority (subject to Permitted Liens) or enforceability of any Lien securing payment or performance of the Obligations; or

                           (iv) any claim against the Borrower or threat of litigation which would be likely to cause the Borrower to be liable to pay an amount exceeding $100,000 (net of insurance, reimbursements, recoveries or indemnifications) or would be an event described in clauses (i), (ii) and (iii) above (it being understood that any judgement which is no more than $300,000 rendered against the Borrower in its current arbitration with Cardiomed, one of Borrower's former distributors, shall not constitute a Material Adverse Effect for the purposes of this clause (iv)).

                "Maximum Line" means $7,500,000.

                "Minimum  Interest  Charge"  has the  meaning  given in  Section
                                                                         -------
        2.9(b).
        ------

                "Multiemployer Plan" means a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) to which the Borrower or any ERISA Affiliate contributes or is obligated to contribute.

                "Note" means the Revolving Note.

                "Obligation of  Reimbursement"  has the meaning given in Section
                                                                         -------
        2.6(a).
        ------

                "Obligations" means the Note, the Obligation of Reimbursement and each and every other debt, liability and obligation of every type and description which the Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of the Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including all indebtedness of the Borrower arising under any Credit Document or guaranty between the Borrower and the Lender, whether now in effect or hereafter entered into.

                "Officer" means with respect to the Borrower, an officer if the Borrower is a corporation, a manager or managing member if the Borrower is a limited liability company, or a general partner if the Borrower is a partnership.

                "Owned  Intellectual  Property" has the meaning given in Section
                                                                         -------
        5.11(a).
        -------

                "Owner" means with respect to the Borrower, each Person having legal or beneficial title to an ownership interest in the Borrower or a right to acquire such an interest.

                "Patent and Trademark Security Agreement" means the Patent and Trademark Security Agreement by the Borrower in favor of the Lender of even date herewith.

                "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) maintained for employees of the Borrower or any ERISA Affiliate and covered by Title IV of ERISA.

                "Permitted Lien" has the meaning given in Section 6.3(a).
                                                          --------------

                "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) maintained for employees of the Borrower or any ERISA Affiliate.

                "Premises" means all premises where the Borrower conducts its business and has any rights of possession, including the premises legally described in Exhibit C attached hereto.
                             ---------

                "Reportable Event" means a reportable event (as defined in Section 4043 of ERISA), other than an event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the Pension Benefit Guaranty Corporation.

                "Revolving Advance" has the meaning given in Section 2.1 herein.
                                                             -----------

                "Revolving Note" means the Borrower's revolving promissory note, payable to the order of the Lender in substantially the form of Exhibit
                                                                         -------
        A hereto.
        -

                "Security Documents" means this Agreement, the Lockbox and Collection Account Agreement, the Patent and Trademark Security
        Agreement, the Life Insurance Assignment, if any, and the Copyright Security Agreement, and any other document delivered to the Lender from time to time to secure the Obligations, as the same may be amended or modified from time to time.

                "Security Interest" has the meaning given in Section 3.1 herein.
                                                             -----------

                "Special Account" means a specified cash collateral account maintained by a financial institution acceptable to the Lender in connection  with  Letters  of Credit,  as  contemplated  by Section  2.5
                                                                    ------------
        herein.

                "Subordination Agreement" means any subordination or intercreditor agreement executed in the Lender's favor and acknowledged by the Borrower, and any other subordination or intercreditor agreement accepted by the Lender from time to time.

                "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of Directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

                "Termination Date" means the earliest of (i) the date the Borrower terminates the Credit Facility, or (ii) the date the Lender demands payment of the Obligations.

                "UCC" means the Uniform Commercial Code as in effect in the state designated in Section 8.13 herein as the state whose laws shall
                              -------------
        govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                "Wells Fargo Bank Minnesota" means Wells Fargo Bank Minnesota, National Association.

                Section 1.2 Other  Definitional  Terms; Rules of Interpretation.
                            ---------------------------------------------------
The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP. All terms defined in the UCC and not otherwise defined herein have the meanings assigned to them in the UCC. References to Articles, Sections, subsections, Exhibits, Schedules and the like, are to Articles, Sections and subsections of, or Exhibits or Schedules attached to, this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or". Defined terms include in the singular number the plural and in the plural number the singular. Reference to any agreement (including the Loan Documents), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof (and, if applicable, in accordance with the terms hereof and the other Loan Documents), except where otherwise explicitly provided, and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor. Reference to any law, rule, regulation, order, decree, requirement, policy, guideline, directive or interpretation means as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect on the determination date, including rules and regulations promulgated thereunder.


                                   ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY
                     ---------------------------------------

                Section  2.1  Revolving  Advances.  The Lender  may, in its sole
                              -------------------
discretion, make advances to the Borrower-Agent from time to time from the date all of the conditions set forth in Section 4.1 are satisfied, deemed to be
                                      ------------
post-closing matters, or otherwise waived as conditions to funding hereunder, to the Termination Date, on the terms and subject to the conditions herein set forth (the "Revolving Advances"). The Lender shall not consider any request for a Revolving Advance to the extent the amount of the requested Revolving Advance exceeds Availability. The Borrower's obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral. Within the limits set forth in this Section 2.1, the Borrower may request
                                      ------------
Revolving  Advances,  prepay  pursuant to Section  2.14 and  request  additional
                                          -------------
Revolving Advances.

                Section 2.2  Procedures for  Requesting  Advances.  The Borrower
                             ------------------------------------
shall comply with the following procedures in requesting Revolving Advances:

                (a) TYPE OF ADVANCES. Each Advance shall be funded as a Floating Rate Advance.

                (b) TIME FOR REQUESTS. The Borrower-Agent shall request each Advance not later than 11:00 a.m., Minneapolis, Minnesota time on the Banking Day which is the date the Advance is to be made. Each such request shall be effective upon receipt by the Lender, shall be in writing or by telephone or telecopy transmission, to be confirmed in writing by the Borrower-Agent if so requested by the Lender (in the form of Exhibit D), shall be by (i) an Officer of the Borrower-Agent; or (ii)
           ---------
        a person designated as the Borrower-Agent's agent by an Officer of the Borrower-Agent in a writing delivered to the Lender; or (iii) a person whom the Lender reasonably believes to be an Officer of the Borrower-Agent or such a designated agent. The Borrower shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an Advance, whether written or telephonic, shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.
                 -----------

                (c) DISBURSEMENT. Upon fulfillment of the applicable conditions set forth in Article IV and the Lender's determination to make the Advance, the Lender shall disburse the proceeds of the requested Advance by crediting the same to the Borrower's demand deposit account maintained with Wells Fargo Bank N.A. unless the Lender and the Borrower shall agree in writing to another manner of disbursement.

                Section 2.3 Increased Costs; Capital Adequacy.
                            ---------------------------------

                If the Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Lender may so notify the Borrower-Agent and require the Borrower, beginning fifteen (15) days after such notice, to pay it the amount necessary to restore its Return to what it would have been had there been no Rule Change. For purposes of this Section 2.3:
                -----------

                        (i) "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender, including rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                        (ii) "L/C Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding letters of credit, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender, including those that impose taxes, duties or other similar charges, or mandate reserves, special deposits or similar requirements against assets of, deposits with or for the account of, or credit extended by any Related Lender, on letters of credit.

                        (iii) "Related Lender" includes (but is not limited to) the Lender, any parent of the Lender, any assignee of any interest of the Lender hereunder and any participant in the Credit Facility.

                        (iv) "Return", for any period, means the percentage determined by dividing (i) the sum of interest and ongoing fees earned by the Lender under this Agreement during such period, by
                (ii) the average capital such Lender is required to maintain during such period as a result of its being a party to this Agreement, as determined by such Lender based upon its total capital requirements and a reasonable attribution formula that takes account of the Capital Adequacy Rules, and

                L/C Rules then in effect, costs of issuing or maintaining any Advance or Letter of Credit and amounts received or receivable under this Agreement or the Notes with respect to any Advance or Letter of Credit. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                        (v) "Rule Change" means any change in any Capital Adequacy Rule, or L/C Rule occurring after the date of this Agreement, or any change in the interpretation or administration thereof by any governmental or regulatory authority, but the term does not include any changes that at the Funding Date are scheduled to take place under the existing Capital Adequacy Rules, or L/C Rules or any increases in the capital that the Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of that Lender's financial condition.

        The initial notice sent by the Lender shall be sent as promptly as practicable after such Lender learns that its Return has been reduced, shall include a demand for payment of the amount necessary to restore such Lender's Return for the quarter in which the notice is sent, and shall state in reasonable detail the cause for the reduction in its Return and its calculation of the amount of such reduction. Thereafter, such Lender may send a new notice during each calendar quarter setting forth the calculation of the reduced Return for that quarter and including a demand for payment of the amount necessary to restore its Return for that quarter. The Lender's calculation in any such notice shall be conclusive and binding absent demonstrable error.

                Section 2.4 Letters of Credit.
                            -----------------

                (a) The Lender may, in its sole discretion, cause an Issuer to issue, from the Funding Date to the Termination Date, one or more irrevocable standby or documentary letters of credit (each, a "Letter of Credit") for the Borrower's account by guaranteeing payment of the Borrower's obligations or being a co-applicant. The Lender shall not consider requests to cause an Issuer to issue any Letter of Credit if the face amount of the Letter of Credit to be issued would exceed the lesser of:

                        (i) An amount to be determined by Lender from time to time in its sole discretion less the L/C Amount, or

                        (ii)      Availability.

        Each Letter of Credit, if any, shall be issued pursuant to a separate L/C Application entered into between the Borrower and the Lender for the benefit of the Issuer, completed in a manner satisfactory to the Lender and the Issuer. The terms and conditions set forth in each such L/C Application shall supplement the terms and conditions hereof, but if the terms of any such L/C Application and the terms of this Agreement are inconsistent, the terms hereof shall control.

                (b) Any request to cause an Issuer to issue a Letter of Credit shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the date of the request.

                Section  2.5  Special   Account.   If  the  Credit  Facility  is
                              -----------------
terminated for any reason while any Letter of Credit is outstanding, the Borrower shall thereupon pay the Lender in immediately available funds for deposit in the Special Account an amount equal to the L/C Amount. The Special Account shall be an interest bearing account maintained for the Lender by any financial institution acceptable to the Lender. Any interest earned on amounts deposited in the Special Account shall be credited to the Special Account. The Lender may apply amounts on deposit in the Special Account at any time or from time to time to the Obligations in the Lender's sole discretion. The Borrower may not withdraw any amounts on deposit in the Special Account as long as the Lender maintains a security interest therein. The Lender agrees to transfer any balance in the Special Account to the Borrower when the Lender is required to release its security interest in the Special Account under applicable law, or upon expiration of all of the outstanding Letters of Credit.

                Section  2.6 Payment of Amounts  Drawn Under  Letters of Credit;
                             --------------------------------------------------
Obligation  of  Reimbursement.  The Borrower  acknowledges  that the Lender,  as
-----------------------------
co-applicant, will be liable to the Issuer for reimbursement of any and all draws under Letters of Credit and for all other amounts required to be paid under the applicable L/C Application. Accordingly, the Borrower shall pay to the Lender any and all amounts required to be paid under the applicable L/C Application, when and as required to be paid thereby, and the amounts designated below, when and as designated:

                (a) The Borrower shall pay to the Lender on the day a draft is honored under any Letter of Credit a sum equal to all amounts drawn under such Letter of Credit plus any and all reasonable charges and expenses that the Issuer or the Lender may pay or incur relative to such draw and the applicable L/C Application, plus interest on all such amounts, charges and expenses as set forth below (the Borrower's obligation to pay all such amounts is herein referred to as the "Obligation of Reimbursement").

                (b) Whenever a draft is submitted under a Letter of Credit, the Borrower authorizes the Lender to make a Revolving Advance in the amount of the Obligation of Reimbursement and to apply the proceeds of such Revolving Advance thereto. Such Revolving Advance shall be repayable in accordance with and be treated in all other respects as a Revolving Advance hereunder.

                (c) If a draft is submitted under a Letter of Credit when the Borrower is unable, because a Default Period exists or for any other reason, to obtain a Revolving Advance to pay the Obligation of Reimbursement, the Borrower shall pay to the Lender on demand and in immediately available funds, the amount of the Obligation of Reimbursement together with interest, accrued from the date of the draft until payment in full at the Default Rate. Notwithstanding the

        Borrower's inability to obtain a Revolving Advance for any reason, the Lender is irrevocably authorized, in its sole discretion, to make a Revolving Advance in an amount sufficient to discharge the Obligation of Reimbursement and all accrued but unpaid interest thereon.

                (d) The Borrower's obligation to pay any Revolving Advance made under this Section 2.6, shall be evidenced by the Revolving Note
                        -----------
        and shall bear interest as provided in Section 2.9.
                                               -----------

                Section 2.7  Obligations  Absolute.  The Borrower's  obligations
                             ---------------------
arising under Section 2.6 shall be absolute,  unconditional and irrevocable, and
              -----------
shall be paid  strictly in accordance  with the terms of Section 2.6,  under all
                                                         -----------
circumstances whatsoever, including (without limitation) the following circumstances:

                (a) any lack of validity or enforceability of any Letter of Credit or any other agreement or instrument relating to any Letter of Credit (collectively the "Related Documents");

                (b) any amendment or waiver of or any consent to departure from all or any of the Related Documents;

                (c) the existence of any claim, setoff, defense or other right which the Borrower may have at any time, against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions;

                (d)     any statement or any other document  presented under any
        Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                (e) payment by or on behalf of the Issuer under any Letter of Credit against presentation of a draft or certificate which does not strictly comply with the terms of such Letter of Credit; or

                (f) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

                Section 2.8  Inventory  Appraisals.  The Lender may from time to
                             ---------------------
time, including, without limitation, every six months beginning three months from the date of this Agreement, obtain at the Borrower's expense an appraisal of Inventory by an appraiser acceptable to the Lender in its sole discretion.

                Section 2.9 Interest; Minimum Interest Charge; Default Interest;
                            ---------------------------------------------------
Participations; Clearance Days; Usury.
-------------------------------------


                (a)     NOTE. Except as set forth in Subsections 2.9(c) and (f),
                                                     --------------------------
        the outstanding principal balance of the Note shall bear interest at the Floating Rate.

                (b) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to Subsection 2.9(a), the Borrower shall pay to the
                             ------------------
        Lender interest of not less than ten thousand dollars ($10,000) per calendar month (the "Minimum Interest Charge") during the term of this Agreement, and the Borrower shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated under Subsection 2.9(a) on the first day of each month following each
        ------------------
        anniversary of the Funding Date and on the Termination Date.

                (c) DEFAULT INTEREST RATE. Upon notice to the Borrower-Agent from the Lender from time to time, the principal of the Advances outstanding from time to time shall bear interest at the Default Rate, effective as of the first day of the fiscal month during which any Default Period begins through the last day of such Default Period. The Lender's election to charge the Default Rate shall be in its sole discretion and shall not be a waiver of any of its other rights and remedies. The Lender's election to charge interest at the Default Rate for less than the entire period during which the Default Rate may be charged shall not be a waiver of its right to later charge the Default Rate for the entire such period.

                (d)     CLEARANCE  DAYS.  Notwithstanding  Section  2.12(b)(ii),
                                                           --------------------
        interest at the interest  rate  applicable  under this Section 2.9 shall
                                                               -----------
        accrue on the amount of all payments (even if in the form of immediately available federal funds) for two (2) business day(s) to account for float purposes.

                (e) PARTICIPATIONS. If any Person shall acquire a participation in the Advances or the Obligation of Reimbursement, the Borrower shall be obligated to the Lender to pay the full amount of all interest calculated under this Section 2.9, along with all other fees,
                                         -----------
        charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than that calculated under this Section 2.9, or otherwise
                                                      ------------
        elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement. No participant shall be entitled to the benefits of Section 2.3 to a greater extent than the Lender would
                           -----------
        have been had it not sold a participation interest to such participant.

                (f) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns.

                Section 2.10 Fees.
                             ----

                (a) ORIGINATION FEE. The Borrower shall pay the Lender a fully earned and non-refundable origination fee of $75,000 due and payable upon the execution of this Agreement. The Lender has received $45,000 toward payment of this fee and the fees, costs and expenses described in Sections 2.10(b) and 8.5.
                     ----------------     ---

                (b) AUDIT FEES. The Borrower shall pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by or on behalf of the Lender, not to be more than one audit per quarter unless there has been an Event of Default or Default, of any Collateral or the Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $850.00 per day per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

                (c) LETTER OF CREDIT FEES. The Borrower shall pay to the Lender a fee with respect to each Letter of Credit, if any, accruing on a daily basis and computed at the annual rate of Two percent (2%), of the aggregate amount that may then be drawn under it assuming compliance with all conditions for drawing (the "Aggregate Face Amount"), from and including the date of issuance of such Letter of Credit until such date as such Letter of Credit shall terminate by its terms or be returned to the Lender, due and payable monthly in arrears on the first day of each month and on the Termination Date; provided, however that during Default
                                           -----------------
        Periods, in the Lender's sole discretion and without waiving any of its other rights and remedies, such fee shall increase to Five percent (5%) of the Aggregate Face Amount. The foregoing fee shall be in addition to any and all fees, commissions and charges of the Issuer with respect to or in connection with such Letter of Credit.

                (d) LETTER OF CREDIT ADMINISTRATIVE FEES. The Borrower shall pay to the Lender, on written demand, the administrative fees charged by the Issuer in connection with the honoring of drafts under any Letter of Credit, amendments thereto, transfers thereof and all other activity with respect to the Letters of Credit at the then-current rates published by the Issuer for such services rendered on behalf of customers of the Issuer generally.

                (e)     TERMINATION  FEES. If the Credit  Facility is terminated
        (i) by the Lender during a Default Period that begins on or before the third anniversary of the Funding Date or (ii) by the Borrower by any means other than cash flow of the Borrower when no Default or Event of Default exists hereunder on or before the third anniversary of the Funding Date the Borrower shall pay to the Lender a fee in an amount equal to a percentage of the Maximum Line as follows:

                        (A) three percent (3%) if the  termination  occurs on or
                before the first anniversary of the Funding Date;

                        (B) two percent (2%) if the termination occurs after the
                first anniversary of the Funding Date but on or before the second anniversary of the Funding Date; and

one percent (1%) if the termination occurs after the second anniversary of the Funding Date but on or before the third anniversary of the Funding Date.

                (f) WAIVER OF TERMINATION FEES. The Borrower will not be required to pay the termination fees otherwise due under subsection
                                                                      ----------
        2.10(e)  if  such  termination  is made  because  of  refinancing  by an
        -------
        affiliate of the Lender.

                (g) DELINQUENT REPORTING FEES. In the event that the Borrower fails to comply with any reporting requirements hereunder, the Borrower shall pay Two Hundred and 00/100 Dollars ($200.00) per day for each item which is not in compliance, until the Borrower is in compliance with all applicable reporting requirements.

                (h) WIRE TRANSFER FEE. Borrower agrees to pay to the Lender a fee in the amount of Twenty and 00/100 Dollars ($20.00) for each wire transfer initiated by or for the account of the Borrower.

                (i) AUTOMATED DEPOSIT PROCESSING FEE. Borrower agrees to pay to the Lender all fees charged to the Lender by Automated Deposit Processing in connection with the transfer of funds in the Collateral Account and/or the Lockbox. Such fees are currently in the amount of Two Hundred and 00/100 Dollars ($200.00) per month.

                (j) ANNUAL FACILITY FEE. Commencing with the date hereof, Borrower agrees to pay to the Lender, , an annual facility fee equal to 0.25% of the Maximum Line which shall be due and payable on the first day of each successive anniversary of this Agreement commencing on December 10, 2004.

                (k) MONITORING FEE. Borrower agrees to pay to the Lender, on or before the first day of each month beginning with January 1, 2004, a monthly monitoring fee equal to Two Thousand and 00/100 Dollars ($2,000.00).

                (l) AUTOMATED CLEARING HOUSE ("ACH"). Borrower agrees to pay to the Lender all fees charged to the Lender by ACH in connection with the transfer of funds in the Collateral Account and/or in the Lockbox. Such fees are currently in the amount of Twenty ($20.00) Dollars per month.

                (m)     OTHER FEES. The Lender may from time to time,  upon five
        (5) days prior notice to the Borrower-Agent during a Default Period, charge additional fees for Revolving Advances made and Letters of Credit issued in excess of Availability, for late delivery of reports and for other reasons, in lieu of imposing interest at the Default Rate. The Borrower's request for a Revolving Advance or the issuance of a Letter of Credit at any time after such notice is given and such five (5) day period has elapsed shall constitute the Borrower's agreement to pay the fees described in such notice.

                Section 2.11 Time for Interest Payments;  Payment on Non-Banking
                             ---------------------------------------------------
Days; Computation of Interest and Fees
--------------------------------------


                (a)     TIME  FOR  INTEREST   PAYMENTS.   Interest  accruing  on
        Floating Rate Advances shall be due and payable in arrears on the last day of each month and on the Termination Date.

                (b) PAYMENT ON NON-BANKING DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

                (c) COMPUTATION OF INTEREST AND FEES. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days.

                Section  2.12  Lockbox;   Collateral  Account;   Application  of
                               -------------------------------------------------
Payments.
--------


                (a)     LOCKBOX AND COLLATERAL ACCOUNT.

                        (i)       The  Borrower   shall   instruct  all  account
                debtors to pay all Accounts directly to the Lockbox. If, notwithstanding such instructions, the Borrower receives any payments on Accounts, the Borrower shall deposit such payments into the Collateral Account. The Borrower shall also deposit all other cash proceeds of Collateral directly to the Collateral Account. Until so deposited, the Borrower shall hold all such payments and cash proceeds in trust for and as the property of the Lender and shall not commingle such property with any of its other funds or property. All deposits in the Collateral Account shall constitute proceeds of Collateral and shall not constitute payment of the Obligations.

                        (ii) All items deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, or, for items deposited in the Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to the Borrower's commercial account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

                (b)     APPLICATION OF PAYMENTS.

                        (i) The Borrower may, from time to time, in accordance with the Lockbox and Collection Account Agreement, cause funds in the Collateral Account to be transferred to the Lender's general account for payment of the Obligations. Except as provided in the preceding sentence, amounts deposited in the Collateral Account shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations.

                        (ii) All payments to the Lender shall be made in immediately available funds and shall be applied to the Obligations upon receipt by the Lender. Funds received from the Collateral Account shall be deemed to be immediately available. The Lender may hold all payments not constituting immediately available funds for three (3) additional days before applying them to the Obligations.

                Section 2.13 Discretionary Nature of this Facility;  Termination
                             ---------------------------------------------------
by the  Lender;  Automatic  Renewal.  This  Agreement  contains  the  terms  and
-----------------------------------
conditions upon which the Lender presently expects to make Advances to the Borrower. Each Advance shall be in the Lender's sole discretion, and the Lender need not show that an adverse change has occurred in the Borrower's condition, financial or otherwise, or that any of the conditions of Article IV have not been met, in order to refuse to make any requested Advance or to demand payment of the Obligations. The Lender may at any time terminate the Credit Facility whereupon the Lender shall no longer consider requests for Advances under this Agreement. Unless and until terminated by the Lender at any time or by the Borrower pursuant to Section 2.14, the Credit Facility shall remain in effect.
                     ------------

                Notwithstanding anything to the contrary in the Agreement but without impacting, changing or limiting the demand and discretionary nature of this Credit Facility in any manner, should the Lender decide to exercise its rights to terminate this Credit Facility while there is no outstanding Event of Default, Lender agrees to provide the Borrower with a written notice of its intentions to terminate this Credit Facility and the Borrower shall have 120 days from receiving such notice to satisfy its outstanding Obligations to the Lender. Provided that there is no Event of Default hereunder, during such 120 day period Borrower may continue to request Advances and Lender, in its sole discretion, may consider such requests and make Advances, all as otherwise provided in this Agreement. However, in the event that an Event of Default occurs during such 120 day period, the Borrowers right to such 120 day period shall immediately terminate and the Lender shall have any and all rights available to it under this Agreement without restriction.

                Section 2.14  Voluntary  Prepayment;  Termination  of the Credit
                              --------------------------------------------------
Facility by the Borrower.  Except as otherwise provided herein, the Borrower may
------------------------
prepay the Advances in whole at any time or from time to time in part. The Borrower may terminate the Credit Facility at any time if it (i) gives the Lender at least 30 days' prior written notice and (ii) pays the Lender termination fees in accordance with Section 2.10(e). Subject to termination of
                                    ----------------
the Credit Facility and payment and performance of all Obligations, the Lender shall, at the Borrower's expense, release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law. In furtherance of the foregoing, the Lender shall execute and deliver to Borrower-Agent, at Borrower's expense, such documents, instruments and agreements, and make such filings and give such notices, as Borrower-Agent may reasonably request to evidence the release and termination of the Security Interest.

                Section 2.15 Mandatory Prepayment.  Without notice or demand, if
                             --------------------
the sum of the outstanding principal balance of the Revolving Advances plus the L/C Amount shall at any time exceed the Borrowing Base, the Borrower shall (i) first, immediately prepay the Revolving Advances to the extent necessary to eliminate such excess; and (ii) if prepayment in full of the Revolving Advances is insufficient to eliminate such excess, pay to the Lender in immediately available funds for deposit in the Special Account an amount equal to the remaining excess. Any payment received by the Lender under this Section 2.15 or
                                                                 ------------
under Section 2.14 may be applied to the  Obligations  then due and payable,  in
      ------------
such order and in such amounts as the Lender, in its discretion, may from time to time determine.

                Section   2.16   Revolving    Advances   to   Pay   Obligations.
                                 ----------------------------------------------
Notwithstanding  anything in Section 2.1, the Lender may, in its  discretion  at
                             -----------
any time or from time to time, without the Borrower's request and even if the conditions set forth in Section 4.2 would not be satisfied, make a Revolving
                         ------------
Advance in an amount equal to the portion of the Obligations from time to time due and payable.

                Section  2.17  Use of  Proceeds.  The  Borrower  shall  use  the
                               ----------------
proceeds of Advances and each Letter of Credit to repay its existing credit facilities and for ordinary working capital purposes.

                Section 2.18  Liability  Records.  The Lender may maintain  from
                              ------------------
time to time, at its discretion, records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrower establishes the contrary. Upon the Lender's demand, the Borrower will admit and certify in writing the exact principal balance of the Obligations that the Borrower then asserts to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrower unless the Borrower gives the Lender specific written notice of exception within 30 days after receipt.


                                   ARTICLE III

                      SECURITY INTEREST; OCCUPANCY; SETOFF
                      ------------------------------------

                Section 3.1 Grant of Security  Interest.  Each  Borrower  hereby
                            ---------------------------
pledges, assigns and grants to the Lender a lien and security interest (collectively referred to as the "Security Interest") in all of its rights, title and interest in the Collateral, whether now or hereafter acquired, as security for the payment and performance of the Obligations. Upon request by the Lender, the Borrower will grant the Lender a security interest in all commercial tort claims it may have against any Person.

                Section 3.2  Notification of Account Debtors and Other Obligors.
                             --------------------------------------------------
The Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrower's agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of the Borrower's mail to any address designated by the Lender, otherwise intercept the Borrower's mail, and receive and open the Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for the Borrower's account or forwarding such mail to the Borrower's last known address.

                Section 3.3 Assignment of Insurance.  As additional security for
                            -----------------------
the payment and performance of the Obligations, the Borrower hereby assigns to the Lender any and all monies (including proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

                Section 3.4 Occupancy.
                            ---------

                (a) The Borrower hereby irrevocably grants to the Lender the right to take exclusive possession of the Premises at any time during a Default Period.

                (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Credit Facility, (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers, and (iii) the Default Period has been cured or waived.

                (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrower shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrower will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this
        Section 3.4.
        -----------

                Section 3.5  License.  Without  limiting the  generality  of any
                             -------
other Security Document, the Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all Intellectual Property Rights of the Borrower for the purpose of: (a) completing the manufacture of any in-process materials during any Default Period so that such materials become saleable Inventory, all in accordance with the same quality standards previously adopted by the Borrower for its own manufacturing and subject to the Borrower's reasonable exercise of quality control; and (b) selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

                Section 3.6 Financing  Statement.  The Borrower  authorizes  the
                            --------------------
Lender to file from time to time where permitted by law, such financing statements naming Borrower as debtor and describing the Collateral as "all personal property, whether now or hereafter acquired," or describing specific items of Collateral including, commercial tort claims, as the Lender deems necessary or useful to perfect the Security Interest. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                Name and address of applicable Borrower:

                Primesource Healthcare, Inc.
                3700 East Columbia St.
                Tucson, AZ 85714
                Attn:    Shaun McMeans, Chief Financial Officer
                Federal Employer Identification No. 04-2741310


                Primesource Surgical, Inc.
                c/o PrimeSource Healthcare, Inc.
                3700 East Columbia St.
                Tucson, AZ 85714
                Attn:    Shaun McMeans, Chief Financial Officer
                Federal Employer Identification No. 77-0431162
                Organizational Identification No.  2619796

                Bimeco, Inc.
                c/o PrimeSource Healthcare, Inc.
                3700 East Columbia St.
                Tucson, AZ 85714
                Attn:    Shaun McMeans, Chief Financial Officer
                Federal Employer Identification No. 59-1640852
                Organizational Identification No.  484713
                Name and address of Secured Party:

                Wells Fargo Business Credit, Inc.
                300 Commercial Street
                Boston, MA 02109


                Section 3.7  Setoff.  The Lender may at any time or from time to
                             ------
time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to the Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to the Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to the Borrower the amount of such participating interest.

                Section 3.8  Collateral.  This Agreement does not  contemplate a
                             ----------
sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrower may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application. The Lender has no obligation to clean-up or otherwise prepare the Collateral for sale. The Borrower waives any right it may have to require the Lender to pursue any third person for any of the Obligations.


                                   ARTICLE IV

                  CONDITIONS OF WILLINGNESS TO CONSIDER LENDING
                  ---------------------------------------------

                Section 4.1  Conditions  Precedent  to Lender's  Willingness  to
                             ---------------------------------------------------
Consider Making the Initial Revolving Advance and Letter of Credit. The Lender's
------------------------------------------------------------------
willingness to consider making the initial Advance hereunder or to cause any Letters of Credit to be issued shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                (a)     This Agreement, properly executed by the Borrower.

                (b)     The Note, properly executed by the Borrower.

                (c) A true and correct copy of any and all agreements pursuant to which the Borrower's property is in the possession of any Person other than the Borrower, together with, in the case of any goods held by such Person for resale, (i) a consignee's acknowledgment and waiver of Liens, (ii) UCC financing statements sufficient to protect the Borrower's and the Lender's interests in such goods, (iii) UCC searches showing that no other secured party has filed a financing statement against such Person and covering property similar to the Borrower's other than the Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from the Borrower and the Lender sufficient to protect the Borrower's and the Lender's interests in the Borrower's goods from any claim by such secured party, and (iv) an acknowledgment and waiver of Liens from each subcontractor who has possession of the Borrower's goods from time to time.

                (d)     An   acknowledgment   and  waiver  of  Liens  from  each
        warehouse in which the Borrower is storing Inventory.

                (e) The Lockbox and Collection Account Agreement, properly executed by the Borrower and Lender.

                (f) Control agreements, properly executed by the Borrower and each bank at which the Borrower maintains deposit accounts.

                (g) The Patent and Trademark Security Agreement, properly executed by the Borrower.

                (h) The Copyright Security Agreement, properly executed by the Borrower.

                (i) Current searches of appropriate filing offices showing that (i) no Liens have been filed and remain in effect against the Borrower except Permitted Liens or Liens held by Persons who have agreed in writing that upon receipt of proceeds of the initial Advances, they will satisfy, release or terminate such Liens in a manner satisfactory to the Lender, and (ii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                (j) A certificate of the Borrower's Secretary or Assistant Secretary certifying that attached to such certificate are (i) the resolutions of the Borrower's Directors and, if required, Owners, authorizing the execution, delivery and performance of the Loan Documents, (ii) true, correct and complete copies of the Borrower's Constituent Documents, and (iii) examples of the signatures of the Borrower's Officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                (k) Current certificates issued by the Secretaries of State of Massachusetts, Delaware and Florida certifying that each Borrower is in compliance with all applicable organizational requirements of such States, as applicable.

                (l) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                (m) A certificate of an Officer of the Borrower confirming, in his capacity as an officer, the representations and warranties set forth in Article V.
                 ---------

                (n) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                (o)     Payment of the fees and  commissions  due under  Section
                                                                         -------
        2.10  through  the date of the  initial  Advance or Letter of Credit and
        ----
        expenses incurred by the Lender through such date and required to be paid by the Borrower under Section 8.5, including all legal expenses
                                    -----------
        incurred through the date of this Agreement.

                (p)     Evidence   that  after  making  the  initial   Revolving
        Advance, Availability shall be not less than $250,000.

                (q) Such other documents as the Lender in its reasonable discretion may require.

                Section 4.2 Conditions  Precedent to All Advances and Letters of
                            ----------------------------------------------------
Credit.  The Lender will not  consider  any request for an Advance or to cause a
------
Letter of Credit to be issued unless:

                (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance or issuance of a Letter of Credit as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                (b) no event has occurred and is continuing, or would result from such Advance or issuance of a Letter of Credit which constitutes a Default or an Event of Default.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

                Each Borrower represents and warrants to the Lender as follows:

                Section 5.1 Existence and Power;  Name; Chief Executive  Office;
                            ---------------------------------------------------
Inventory and  Equipment  Locations;  Federal  Employer  Identification  Number.
-------------------------------------------------------------------------------
Healthcare is a corporation, duly organized, validly existing and in good standing under the laws of the State of Massachusetts and is duly licensed or qualified to transact business in all jurisdictions where the failure to be so licensed and qualified would result in a Material Adverse Effect and the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. Surgical is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly licensed or qualified to transact business in all jurisdictions where the failure to be so licensed and qualified would result in a Material Adverse Effect and the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. Bimeco is a corporation, duly organized, validly existing and in good standing under the laws of the State of Florida and is duly licensed or qualified to transact business in all jurisdictions where the failure to be so licensed and qualified would result in a Material Adverse Effect and the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                The Borrower has all requisite power and authority to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, the Borrower has done business solely under the names set forth in Schedule 5.1 and
                                                                ------------
all of the Borrower's material records relating to its business or the Collateral are kept at that location. The Borrower's chief executive office and principal place of business is located at the address set forth in Schedule 5.1.
                                                                   ------------
All Inventory and Equipment is located at that location or at one of the other locations listed in Schedule 5.1 (except for Inventory and Equipment that is in transit). The Borrower's federal employer identification number is correctly set forth in Section 3.6.
         -----------

                Section 5.2  Capitalization.  Schedule 5.2 constitutes a correct
                             --------------   ------------
and complete list of all 5.0% or more ownership interests of the Borrower and rights to acquire 5.0% or more ownership interests including the record holder, number of interests and percentage interests on a fully diluted basis, and an organizational chart showing the ownership structure of all Subsidiaries of the Borrower.

                Section 5.3 Authorization of Borrowing; No Conflict as to Law or
                            ----------------------------------------------------
Agreements. The execution,  delivery and performance by the Borrower of the Loan
----------
Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate or company action, as applicable, and do not and will not (i) require any consent or approval of the Borrower's Owners that has not been obtained; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) to the Borrowers' knowledge after due inquiry, violate any provision of any law, rule or regulation (including Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's Constituent Documents, in either case that would result in a Material Adverse Effect; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

                Section 5.4 Legal  Agreements.  This Agreement  constitutes and,
                            -----------------
upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

                Section 5.5  Subsidiaries.  Except as set forth in Schedule  5.5
                             ------------                          -------------
hereto, the Borrower has no Subsidiaries.

                Section 5.6 Financial Condition; No Adverse Change. The Borrower
                            --------------------------------------
has furnished to the Lender its audited financial statements for its fiscal year ended June 30, 2003 and unaudited financial statements for the fiscal-year-to-date period ended October 31, 2003, and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no change in the Borrower's business, properties or condition (financial or otherwise) which has had a Material Adverse Effect.

                Section  5.7  Litigation.  Except  as  listed  on  Schedule  5.7
                              ----------                           -------------
attached hereto, there are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or any of its Affiliates or the properties of the Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, could have a Material Adverse Effect.

                Section  5.8  Regulation  U. The  Borrower is not engaged in the
                              -------------
business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                Section 5.9 Taxes.  The Borrower and its Affiliates have paid or
                            -----
caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. The Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the Officers of the Borrower or any Affiliate, as the case may be, are required to be filed, and the Borrower and its Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

                Section  5.10  Titles  and  Liens.  The  Borrower  has  good and
                               ------------------
absolute title to, or a valid leasehold in, all Collateral free and clear of all Liens other than Permitted Liens. To the Borrowers' knowledge after due inquiry no financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens.

                Section 5.11 Intellectual Property Rights.
                             ----------------------------

                (a)     OWNED INTELLECTUAL PROPERTY. Schedule 5.11 is a complete
                                                     -------------
        list of all patents, applications for patents, trademarks, applications for trademarks, service marks, applications for service marks, mask works, trade dress and copyrights for which the Borrower is the registered owner (the "Owned Intellectual Property"). To the best knowledge of the Borrower and except as disclosed on Schedule 5.11, (i)
                                                             --------------
        the Borrower owns the Owned Intellectual Property free and clear of all restrictions (including covenants not to sue a third party), court orders, injunctions, decrees, writs or Liens, whether by written agreement or otherwise, (ii) no Person other than the Borrower owns or has been granted any right in the Owned Intellectual Property, (iii) all Owned Intellectual Property is valid, subsisting and enforceable and
        (iv) the Borrower has taken all commercially reasonable action necessary to maintain and protect the Owned Intellectual Property.

                (b)     AGREEMENTS WITH EMPLOYEES AND CONTRACTORS.  The Borrower
        has entered into a legally enforceable agreement with each of its key employees and subcontractors obligating each such Person to assign to the Borrower, without any additional compensation, any Intellectual Property Rights created, discovered or invented by such Person in the course of such Person's employment or engagement with the Borrower (except to the extent prohibited by law), and further requiring such Person to cooperate with the Borrower, without any additional compensation, in connection with securing and enforcing any Intellectual Property Rights therein, except where the absence of such agreement could reasonably be expected to result in a Material Adverse Effect; provided, however, that the foregoing shall not apply with respect to employees and subcontractors whose job descriptions are of the type such that no such assignments are reasonably foreseeable.

                (c)     INTELLECTUAL   PROPERTY  RIGHTS  LICENSED  FROM  OTHERS.
        Schedule  5.11 is a  complete  list of all  agreements  under  which the
        --------------
        Borrower has licensed Intellectual Property Rights from another Person ("Licensed Intellectual Property") other than readily available, non-negotiated licenses of computer software and other intellectual property used solely for performing accounting, word processing and similar administrative tasks ("Off-the-shelf Software") and a summary of any ongoing payments the Borrower is obligated to make with respect thereto. To the best knowledge of the Borrower or except as disclosed on
        Schedule 5.11 and in written  agreements copies of which have been given
        -------------
        to the Lender, the Borrower's licenses to use the Licensed Intellectual Property are free and clear of all restrictions, Liens, court orders, injunctions, decrees, or writs, whether by written agreement or otherwise. Except as disclosed on Schedule 5.11, the Borrower is not
                                            --------------
        obligated or under any liability whatsoever to make any payments of a material nature by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any Intellectual Property Rights.

                (d) OTHER INTELLECTUAL PROPERTY NEEDED FOR BUSINESS. Except for Off-the-shelf Software and as disclosed on Schedule 5.11, the Owned
                                                        -------------
        Intellectual Property and the Licensed Intellectual Property constitute all Intellectual Property Rights used or necessary to conduct the Borrower's business as it is presently conducted or as the Borrower reasonably foresees conducting it.

                (e)     INFRINGEMENT.  Except as disclosed on Schedule 5.11, the
                                                              -------------
        Borrower has no knowledge of, and has not received any written claim or notice alleging, any Infringement of another Person's Intellectual Property Rights (including any written claim that the Borrower must license or refrain from using the Intellectual Property Rights of any third party) nor, to the Borrower's knowledge, is there any threatened claim or any reasonable basis for any such claim, in each case that could reasonably be expected to result in a Material Adverse Effect.

                Section 5.12 Plans. Except as disclosed to the Lender in writing
                             -----
prior to the date hereof, neither the Borrower nor any ERISA Affiliate (i) maintains or has maintained any Pension Plan, (ii) contributes or has contributed to any Multiemployer Plan or (iii) provides or has provided post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required under Section 601 of ERISA,
Section 4980B of the IRC or applicable state law). Neither the Borrower nor any ERISA Affiliate has received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA, the IRC or applicable state law with respect to any Plan. No Reportable Event exists in connection with any Pension Plan. Each Plan which is intended to qualify under the IRC is so qualified, and no fact or circumstance exists which may have an adverse effect on the Plan's tax-qualified status. Neither the Borrower nor any ERISA Affiliate has (i) any accumulated funding deficiency (as defined in
Section 302 of ERISA and Section 412 of the IRC) under any Plan, whether or not waived, (ii) any liability under Section 4201 or 4243 of ERISA for any withdrawal, partial withdrawal, reorganization or other event under any
Multiemployer Plan or (iii) any liability or knowledge of any facts or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than routine claims for benefits under the Plan).

                Section 5.13  Default.  The Borrower is in  compliance  with all
                              -------
provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could reasonably be expected to have a Material Adverse Effect.

                Section 5.14 Environmental Matters.
                             ---------------------

                (a) To the Borrower's best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any material liability or obligation for either the Borrower or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such material liability.

                (b) To the Borrower's best knowledge, the Borrower has not disposed of Hazardous Substances in such a manner as to create any material liability under any Environmental Law.

                (c) To the Borrower's best knowledge, there are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrower, alleging material liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrower's best knowledge, no such matter is threatened or impending.

                (d) To the Borrower's best knowledge, the Borrower's businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrower's possession and are in full force and effect. The Borrower has no knowledge of any permit required under any Environmental Law that is scheduled to expire within 12 months and has no knowledge of any threat that any such permit will be withdrawn, terminated, limited or materially changed.

                (e) To the Borrower's best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                (f) The Borrower has delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents of which the Borrower has knowledge describing or relating in any way to the Premises or Borrower's businesses.

                Section 5.15  Submissions  to Lender.  All  financial  and other
                              ----------------------
information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is (i) true and correct in all material respects, (ii) does not omit any material fact necessary to make such information not misleading and, (iii) as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

                Section 5.16 Financing Statements.  The Borrower has provided to
                             --------------------
the Lender duly authorized financing statements and has authorized the filing of financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents in that portion of the Collateral that can be perfected by the filing of a financing statement. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral which is capable of being perfected by filing financing statements. None of the Collateral is or will become a fixture on real estate, unless a sufficient fixture filing or financing statement covering fixtures, as required, is in effect with respect thereto.

                Section  5.17  Rights  to  Payment.   To  the  Borrower's   best
                               -------------------
knowledge, each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral is (or, in the case of all future Collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

                Section 5.18  Financial  Solvency.  Both before and after giving
                              -------------------
effect to the transactions contemplated in the Loan Documents, none of the Borrower or its Affiliates:

                (a) was or will be insolvent, as that term is used and defined in Section 101(32) of the United States Bankruptcy Code and
        Section 2 of the Uniform Fraudulent Transfer Act;

                (b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

                (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

                (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; or

                (e) at this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                   ARTICLE VI

                                    COVENANTS
                                    ---------

                So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

                Section 6.1 Reporting  Requirements.  Borrower will deliver,  or
                            -----------------------
cause to be delivered, each of the following to the Lender, and which shall be in form and detail acceptable to the Lender:

                (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower will deliver, or cause to be delivered, to the Lender, the Borrower's audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as at the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the Financial Covenants; and (iii) a certificate of the Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP, fairly represent the Borrower's financial position and the results of its operations, and whether or not such officer has knowledge of the occurrence of any Default or Event of Default and, if so, stating in reasonable detail the facts with respect thereto.

                (b) MONTHLY FINANCIAL STATEMENTS. As soon as available and in any event within 20 days after the end of each month, the Borrower will deliver to the Lender an unaudited/internal balance sheet and statements of income and retained earnings and cash flow of the Borrower as at the end of and for such month and for the year to date period then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Affiliates, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrower's chief financial Officer, at Lenders request, stating
        (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments and fairly represent the Borrower's financial position and the results of its operations, (ii) whether or not such officer has knowledge of the occurrence of any

        Default or Event of Default not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and
        (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrower is in compliance with the Financial Covenants.

                (c) COLLATERAL REPORTS. Within 15 days after the end of each month or more frequently if the Lender so requires, the Borrower will deliver to the Lender agings of the Borrower's accounts receivable and its accounts payable, an inventory certification report, and a calculation of the Borrower's Accounts, Eligible Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period. In addition, within 2 days after the end of each week or more frequently if the Lender so requires, Borrower will deliver a calculation of Borrower's Inventory and an inventory certification report.

                (d) PROJECTIONS. At least 30 days before the beginning of each fiscal year of the Borrower, the Borrower will deliver to the Lender the projected balance sheets and income statements and cash flow statements for each month of such year, each in reasonable detail, representing the Borrower's good faith projections and certified by the Borrower's chief financial Officer as being identical to the projections used by the Borrower for internal planning purposes and to his best knowledge the most accurate projections available, together with a statement of underlying assumptions and such supporting schedules and information as the Lender may in its discretion require.

                (e) LITIGATION. Immediately after obtaining knowledge thereof, the Borrower will deliver to the Lender notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower (i) of the type described in
        Section  5.14(c)  or (ii) which seek a  monetary  recovery  against  the
        -------------------------
        Borrower in excess of $100,000 (net of insurance, reimbursements, recoveries or indemnifications).

                (f) DEFAULTS. As promptly as practicable (but in any event not later than five business days) after an Officer of the Borrower obtains knowledge of the occurrence of any Default or Event of Default, the Borrower will deliver to the Lender notice of such occurrence, together with a detailed statement by a responsible Officer of the Borrower of the steps being taken by the Borrower to cure the effect thereof.

                (g) PLANS. As soon as possible, and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Pension Plan has occurred, the Borrower will deliver to the Lender a statement of the Borrower's chief financial Officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation. As soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Pension Plan under Section 412(m) of the

        IRC, the Borrower will deliver to the Lender a statement of the Borrower's chief financial Officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation. As soon as possible, and in any event with 10 days after the Borrower knows or has reason to know that it has or is reasonably expected to have any liability under Section 4201 or 4243 of ERISA for any withdrawal, partial withdrawal, reorganization or other event under any Multiemployer Plan, the Borrower will deliver to the Lender a statement of the Borrower's chief financial Officer setting forth details as to such liability and the action which Borrower proposes to take with respect thereto.

                (h) DISPUTES. Promptly upon obtaining knowledge thereof, the Borrower will deliver to the Lender notice of (i) any disputes or claims by the Borrower's customers; (ii) credit memos; or (iii) any goods returned to or recovered by the Borrower, to the extent such items exceed $50,000 individually or $100,000 in the aggregate during any fiscal year.

                (i) OFFICERS AND DIRECTORS. Promptly upon knowledge thereof, the Borrower will deliver to the Lender notice any change in the persons constituting the Borrower's Officers and Directors.

                (j) COLLATERAL. Promptly upon knowledge thereof, the Borrower will deliver to the Lender notice of any material loss of or material damage to any Collateral or of any substantial adverse change in any Collateral or the prospect of payment thereof.

                (k) COMMERCIAL TORT CLAIMS. Promptly upon knowledge thereof, the Borrower will deliver to the Lender notice of any commercial tort claims it may bring against any person that could reasonably be expected to result in an award in favor of the Borrower in excess of $50,000, including the name and address of each defendant, a summary of the facts, an estimate of the Borrower's damages, copies of any complaint or demand letter submitted by the Borrower, and such other information as the Lender may request.

                (l)      INTELLECTUAL PROPERTY.

                        (i) The Borrower will give the Lender 30 days prior written notice of its intent to acquire material Intellectual Property Rights; except for transfers permitted under Section
                                                                         -------
                6.18,  the Borrower  will give the Lender 30 days prior  written
                ----
                notice of its intent to dispose of material Intellectual Property Rights; and upon request, shall provide the Lender with copies of all applicable documents and agreements relating to the foregoing.

                        (ii) Promptly upon knowledge thereof, the Borrower will deliver to the Lender notice of (A) any material

                Infringement of its Intellectual Property Rights by others, (B) claims that the Borrower is Infringing another Person's Intellectual Property Rights and (C) any threatened cancellation, termination or material limitation of its Intellectual Property Rights that could reasonably be expected to have Material Adverse Effect.

                        (iii) Promptly upon receipt, the Borrower will give the Lender copies of all registrations and filings with respect to its Intellectual Property Rights.

                (m) REPORTS TO OWNERS. Promptly after their distribution, the Borrower will deliver to the Lender copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its Owners.

                (n) SEC FILINGS. Promptly after the sending or filing thereof, the Borrower will deliver to the Lender copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange.

                (o) TAX RETURNS. Promptly, and in any event by not later five days after they are due, copies of the state and federal tax returns and all schedules thereto and an updated personal financial statement of each owner of the Borrower and each Guarantor.

                (p) VIOLATIONS OF LAW. Promptly upon knowledge thereof, the Borrower will deliver to the Lender notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition.

                (q) INVOICES. Borrower will provide Lender with copies of each invoice and related evidence of delivery of applicable Inventory which is greater than or equal to $25,000 promptly after Borrower receives evidence of such delivery.

                (r) OTHER REPORTS. From time to time, with reasonable promptness, the Borrower will deliver to the Lender any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may reasonably request.

                Section 6.2 Financial Covenants.
                            -------------------


                (a) CAPITAL EXPENDITURES. The Borrower will not incur or contract to incur Capital Expenditures of more than $300,000 in the aggregate during any fiscal year, or more than $50,000 in any one transaction.

                (b) EARNINGS. The Borrower will achieve, during each quarter and on a year-to-date basis at the end of each quarter, Earnings Before

        Taxes of not less than seventy percent (70%) of its projected Earnings Before Taxes set forth in the projected income statements required pursuant to Section 6.1(d) hereof, or delivered to Lender in connection
                    --------------
        with the initial funding of the Credit Facility and attached hereto as Exhibit E, or, in the alternative, if the Borrower has projected a loss,
        ---------
        Borrower will not incur on a year-to-date basis and at the end of each quarter, a loss greater than its projected loss. This covenant shall be tested quarterly commencing March 31, 2004 and re-set annually and shall initially be tested using those statements attached hereto as Exhibit E. In the event that the Borrower fails to meet its projections as set forth in this Section and such failure was based on a change in GAAP occurring subsequent to the delivery of the projected income statements, then compliance with this Earnings Covenant shall be based on GAAP as it existed at the time the projections were delivered until the earlier of the next set of projections being provided under this Agreement or Lender requesting that the projections be updated.

                Section 6.3 Permitted Liens; Financing Statements.
                            -------------------------------------

                (a) The Borrower will not create, incur or suffer to exist any Lien upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, however, from the operation of
                                     -------------------
        the foregoing, the following (collectively, "Permitted Liens"):

                        (i) in the case of any of the Borrower's property which is not Collateral, covenants, restrictions, rights, easements and minor irregularities in title, and like of similar encumbrances which do not materially interfere with the Borrower's business or operations as presently conducted;

                        (ii) Liens in existence on the date hereof and listed in Schedule 6.3 hereto and any extensions thereof,
                            -------------
                securing indebtedness for borrowed money, and Liens securing indebtedness permitted under Section 6.4(f);

                        (iii) the Security Interest and Liens created by the Security Documents;

                        (iv) purchase money Liens relating to the acquisition of machinery and equipment of the Borrower not exceeding the lesser of cost or fair market value thereof not exceeding $50,000 for any one purchase or $300,000 in the aggregate during any fiscal year, and so long as no Default Period is then in existence and none would exist immediately after such acquisition;

                        (v) Liens for taxes not yet due or that are being contested in good faith and by appropriate proceedings, in each case if adequate reserves are maintained therefor on the Borrower's books in accordance with GAAP;

                        (vi) ordinary course pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation, other than any Lien imposed under ERISA;

                        (vii) Liens relating to banker's liens, rights of set-off or similar rights and remedies regarding deposit accounts or other funds maintained with a creditor depository institution, securing normal course amounts owing to such bank with respect to cash management and operating account arrangements;

                        (viii)    restrictions   on  transfers   of   securities
                imposed by applicable securities laws;

                        (ix) Liens arising out of judgments or awards not resulting in an Event of Default and in respect of which the Borrower shall in good faith be prosecuting an appeal or proceedings for review in respect of which there is a subsisting stay of execution pending such appeal or proceedings;

                        (x) Liens or purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to ordinary course operating leases of personal property permitted hereunder; and

                        (xi) Liens securing purchase money indebtedness for inventory up to $1,500,000 as permitted under Section 6.4(d) as long as such Lien is (1) limited to just the inventory and not the proceeds therefrom, and (2) is automatically released upon any sale of the related inventory, in whole or in part (except the foregoing sections (1) and (2) shall not apply to the Lien of the Installment Purchase Agreement with Baxter Healthcare Corporation existing as of the date hereof, but only with respect to inventory sold to Borrower pursuant to such Purchase Agreement prior to the date hereof).

                (b) The Borrower will not amend any financing statements in favor of the Lender except as permitted by law. Any authorization by the Lender to any Person to amend financing statements in favor of the Lender shall be in writing.

                Section 6.4 Indebtedness.  The Borrower will not incur,  create,
                            ------------
assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                (a)     indebtedness arising hereunder;

                (b) indebtedness of the Borrower in existence on the date hereof and listed in Schedule 6.4 hereto, and any refinancings,
                                 -------------
        refundings, renewals, amendments or extensions thereof (provided that, the amount of such indebtedness is not increased, and fees and expenses reasonably incurred, in connection therewith);

                (c) indebtedness relating to Permitted Liens, or guaranties permitted under Section 6.5 to the extent they may be considered indebtedness;

                (d) upon the prior notification of the Lender, purchase money indebtedness in an aggregate outstanding principal amount not to exceed at any time $1,500,000 for inventory purposes, and indebtedness arising solely from the Capital Expenditures described in Section 6.2(a) herein;

                (e) Intercompany Indebtedness, provided that such indebtedness shall be unsecured, pledged (if evidence by a note or other instrument) to the Lender as security for the Obligations, and subordinated in right of payment to the payment in full of the Obligations on terms satisfactory to the Lender in its sole discretion;

                (f) Indebtedness in an aggregate outstanding principal amount not to exceed $5,000,000 only if the creditors relating to such indebtedness have executed intercreditor and subordination agreements with the Lender, in a form and substance satisfactory to the Lender in its sole discretion, by which such creditors, among other things, must agree to (1) fully subordinate their security interests in the Borrower or the Collateral to that of the Lenders interest; (2) stand still with respect to the Collateral until the Obligations have been satisfied in full; and (3) not accept any payment with respect to such indebtedness until the Obligations have been satisfied in full, or on terms and conditions otherwise agreed to by Lender in its sole discretion; and

                (g) indebtedness that may be deemed to exist pursuant to any surety, customs and appeal, statutory or performance bonds and similar obligations, provided that such indebtedness is not yet due, payable or delinquent, or is otherwise being contested in good faith with adequate reserves set aside therefor, provided that such indebtedness does not in the aggregate exceed $100,000.

                Section 6.5 Guaranties. The Borrower will not assume, guarantee,
                            ----------
endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                (a)     the   endorsement  of  negotiable   instruments  by  the
        Borrower for deposit or collection or similar transactions in the ordinary course of business; and

                (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 6.4 hereto, and any
                                                   ------------
        refinancings, renewals, replacements, or extensions of the foregoing.

                Section 6.6 Investments and Subsidiaries.  The Borrower will not
                            ----------------------------
purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including any partnership or joint venture, except:

                (a) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                (b) travel advances or loans to the Borrower's Officers and employees not exceeding at any one time an aggregate of $5,000;

                (c) advances in the form of progress payments, prepaid rent not exceeding one month or security deposits;

                (d) current investments in the Subsidiaries in existence on the date hereof and listed in Schedule 5.5 hereto; and
                                      ------------

                (e)     Intercompany  Indebtedness to the extent permitted under
        Section 6.4(e).

                Section 6.7 Dividends and  Distributions.  The Borrower will not
                            ----------------------------
declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

                Section 6.8  Salaries.  The Borrower  will not pay  excessive or
                             --------
unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or, without the written consent of the Lender in its sole discretion, increase the salary, bonus, commissions, consultant fees or other compensation of any Director, Officer or consultant, or any member of their families, by more than 10% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment.

                Section 6.9 Key Person Life Insurance.  The right to receive the
                            -------------------------
proceeds of the Life Insurance Policy shall be assigned to the Lender by the Life Insurance Assignment or other instrument reasonably acceptable to the Lender and the applicable insurance provider.

                Section 6.10 Books and Records; Inspection and Examination.  The
                             ---------------------------------------------
Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time reasonably request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all company and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its Directors, Officers, employees or agents. The Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Lender, at the Borrower's expense, all financial information, books and records, work papers, management reports and other information in their possession regarding the Borrower. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral or any other property of the Borrower at any time during ordinary business hours upon two Banking Day's prior notice thereof.

                Section  6.11 Account  Verification.  The Lender may at any time
                              ---------------------
and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

                Section 6.12 Compliance with Laws.
                             --------------------

                (a) The Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any material liability or obligation under the common law of any jurisdiction or any Environmental Law.

                Section  6.13  Payment of Taxes and Other  Claims.  The Borrower
                               ----------------------------------
will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

                Section 6.14 Maintenance of Properties.
                             -------------------------

                (a) The Borrower will keep and maintain the Collateral and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.14 shall
                                                             -------------
        prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Borrower's judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender. The Borrower will take all commercially reasonable steps necessary to protect and maintain its Intellectual Property Rights.

                (b) The Borrower will defend the Collateral against all Liens, claims or demands of all Persons (other than the Lender) claiming the Collateral or any interest therein. The Borrower will keep all Collateral free and clear of all Liens except Permitted Liens. The Borrower will take all commercially reasonable steps necessary to prosecute any Person Infringing its Intellectual Property Rights and to defend itself against any Person accusing it of Infringing any Person's Intellectual Property Rights.

                Section  6.15  Insurance.  The  Borrower  will obtain and at all
                               ---------
times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times maintain business interruption insurance and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

                Section  6.16  Preservation  of  Existence.  The  Borrower  will
                               ---------------------------
preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

                Section 6.17 Delivery of  Instruments,  etc. Upon request by the
                             ------------------------------
Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel paper constituting Collateral, duly endorsed or assigned by the Borrower.

                Section 6.18 Sale or Transfer of Assets;  Suspension of Business
                             ---------------------------------------------------
Operations.  The Borrower will not sell,  lease,  assign,  transfer or otherwise
----------
dispose of (i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and in connection with the ordinary course replacement or disposition of equipment, and will not liquidate, dissolve or suspend business operations. The Borrower will not transfer any part of its ownership interest in any Intellectual Property Rights and will not permit any agreement under which it has licensed Licensed Intellectual Property to lapse, except that the Borrower may transfer such rights or permit such agreements to lapse if it shall have reasonably determined that the applicable Intellectual Property Rights are no longer useful in its business. If the Borrower transfers any Intellectual Property Rights for value, the Borrower will pay over the proceeds to the Lender for application to the Obligations. The Borrower will not license any other Person to use any of the Borrower's Intellectual Property Rights, except that the Borrower may grant licenses in the ordinary course of its business in connection with sales of Inventory or provision of services to its customers.

                Section 6.19 Consolidation and Merger;  Asset Acquisitions.  The
                             ---------------------------------------------
Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

                Section 6.20 Sale and  Leaseback.  The  Borrower  will not enter
                             -------------------
into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                Section 6.21  Restrictions  on Nature of Business.  The Borrower
                              -----------------------------------
will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

                Section  6.22  Accounting.  The  Borrower  will  not  adopt  any
                               ----------
material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

                Section 6.23 Discounts,  etc. After notice from the Lender, with
                             ---------------
respect to a particular account debtor the Borrower will not grant any discount, credit or allowance to any customer of the Borrower or accept any return of goods sold. The Borrower will not at any time materially modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrower.

                Section 6.24 Plans.  Unless  disclosed to the Lender pursuant to
                             -----
Section 5.12, neither the Borrower nor any ERISA Affiliate will (i) adopt, create, assume or become a party to any Pension Plan, (ii) incur any obligation to contribute to any Multiemployer Plan, (iii) incur any obligation to provide post-retirement medical or insurance benefits with respect to employees or former employees (other than benefits required by law) or (iv) amend any Plan in a manner that would materially increase its funding obligations.

                Section 6.25 Place of  Business;  Name.  The  Borrower  will not
                             -------------------------
transfer its chief executive office or principal place of business, or move, relocate or close any business location without providing thirty (30) days prior written notice to Lender. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name or jurisdiction of organization.

                Section 6.26 Constituent  Documents;  S Corporation  Status. The
                             ----------------------------------------------
Borrower will not materially amend its Constituent Documents without the Lender's prior written consent. The Borrower will not become an S Corporation.

                Section 6.27  Performance by the Lender.  If the Borrower at any
                              -------------------------
time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a
     ----------
period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.13 and 6.15,
                                                         ----------------------
immediately  upon the  occurrence  of such failure,  without  notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including the payment of taxes, the satisfaction of Liens, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Default Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.27.
                                                           ------------

                                   ARTICLE VII

                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES
                     --------------------------------------

                Section 7.1 Events of Default.  Notwithstanding  that the Lender
                            -----------------
may demand immediate payment of the Obligations at any time, whether or not a Default Period then exists, and without waiving or limiting in any respect the Lender's right to so demand payment of the Obligations at any time, this Agreement sets forth a non-exclusive list of certain critical events after the occurrence of which the Lender expects that it would demand immediate payment of the Obligations and exercise its remedies. "Event of Default", wherever used herein, means any one of the following events:

                (a) Default in the payment of the Obligations on demand or on any portion of the Obligations that otherwise becomes due and payable;

                (b) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

                (c)     A Change of Control shall occur;

                (d) Any Financial Covenant shall become inapplicable due to the lapse of time and the failure to amend any such covenant to cover future periods;

                (e) The Borrower or any Guarantor shall be or become insolvent, or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or the Borrower or any Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower or such Guarantor, as the case may be; or the Borrower or any Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or any such Guarantor; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or any Guarantor;

                (f) A petition shall be filed by or against the Borrower or any Guarantor under the United States Bankruptcy Code naming the Borrower or such Guarantor as debtor;

                (g) The Life Insurance Policy shall be terminated, by the Borrower or otherwise; or the Life Insurance Policy shall be scheduled to terminate within 30 days and the Borrower shall not have delivered a renewal thereof or substitute therefor to the Lender before the expiration of such 30-day period; or the Borrower shall fail to pay any premium on the Life Insurance Policy when due; or the Borrower shall take any other action that impairs the value of the Life Insurance Policy.

                (h) Any representation or warranty made by the Borrower in this Agreement, by any Guarantor in any guaranty delivered to the Lender, or by the Borrower (or any of its Officers) or any Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective;

                (i) The rendering against the Borrower of an arbitration award, final judgment, decree or order for the payment of money in excess of $100,000 (net of insurance, reimbursements, recoveries or indemnifications) and the continuance of such arbitration award, judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution, except for any such award, judgment, decree or order which is no more than $300,000 rendered against the Borrower in its current arbitration with Cardiomed, one of Borrower's former distributors;

                (j) A default under any bond, debenture, note or other evidence of material indebtedness of the Borrower in excess of $500,000 in principal amount outstanding owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any material lease or other contract, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument, lease or contract;

                (k) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Pension Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Pension Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Pension Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan; or the Borrower or any ERISA Affiliate shall have filed for a distress termination of any Pension Plan under Title IV of ERISA; or the Borrower or any ERISA Affiliate shall have failed to make any quarterly contribution required with respect to any Pension Plan under Section 412(m) of the IRC, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a Lien on the Borrower's assets in favor of the Pension Plan; or any withdrawal, partial withdrawal, reorganization or other event occurs with respect to a Multiemployer Plan which results or could reasonably be expected to result in a material liability of the Borrower to the Multiemployer Plan under Title IV of ERISA.

                (l)     An event of  default  shall  occur  under  any  Security
        Document;

                (m) The Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell or attempt to sell all or substantially all of its assets, without the Lender's prior written consent;

                (n) Default in the payment of any amount owed by the Borrower to the Lender other than any indebtedness arising hereunder;

                (o) Any Guarantor or person signing a support agreement in favor of the Lender shall repudiate, purport to revoke or fail to perform his obligations under his guaranty or support agreement in favor of the Lender, any individual Guarantor shall die or any other Guarantor shall cease to exist;

                (p) The Borrower shall take or participate in any action which would be prohibited under the provisions of any Subordination Agreement or make any payment on the Subordinated Indebtedness (as defined in the Subordination Agreement) that any Person was not entitled to receive under the provisions of the Subordination Agreement;

                (q) Any event or circumstance with respect to the Borrower shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by the Borrower under the Loan Documents is impaired or any material adverse change in the business or financial condition of the Borrower shall occur; or

                (r)     Any   breach,   default   or  event  of  default  by  or
        attributable to any Affiliate under any agreement between such Affiliate and the Lender shall occur.

                Section 7.2 Rights and  Remedies.  As provided in Section  2.13,
                            --------------------                  -------------
the Lender may, at any time, refuse to make any requested Advance, demand payment of the Advances or terminate the Credit Facility, whether or not a Default Period then exists. In addition, during any Default Period, the Lender may exercise any or all of the following rights and remedies:

                (a) the Lender may, by notice to the Borrower-Agent, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

                (b) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Obligations;

                (c) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral (with or without giving any warranties as to the Collateral, title to the Collateral or similar warranties), and, in connection therewith, the Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                (d) the Lender may make demand upon the Borrower-Agent and, forthwith upon such demand, the Borrower will pay to the Lender in immediately available funds for deposit in the Special Account pursuant to Section 2.16 an amount equal to the aggregate maximum amount
            -------------
        available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder;

                (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                (f) the Lender may exercise any other rights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections 7.1(e) or (f), the Obligations shall be immediately due
             -------------------------
and payable automatically without presentment, demand, protest or notice of any kind. If the Lender sells any of the Collateral on credit, the Obligations will be reduced only to the extent of payments actually received. If the purchaser fails to pay for the Collateral, the Lender may resell the Collateral and shall apply any proceeds actually received to the Obligations.

                Section 7.3 Certain  Notices.  If notice to the  Borrower of any
                            ----------------
intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 8.3) at least ten
                                                      ------------
calendar days before the date of intended disposition or other action.


                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

                Section  8.1 No Waiver;  Cumulative  Remedies;  Compliance  with
                             ---------------------------------------------------
Laws. No failure or delay by the Lender in exercising any right, power or remedy
----
under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law. The Lender may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and such compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

                Section  8.2  Amendments,   Etc.  No  amendment,   modification,
                              -----------------
termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                Section 8.3  Addresses  for Notices;  Requests  for  Accounting.
                             --------------------------------------------------
Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below next to its signature or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender. All requests under Section 9-210 of the UCC (i) shall be made in a writing signed by a person
      -------------
authorized  under Section 2.2(b),  (ii) shall be personally  delivered,  sent by
                  --------------
registered or certified mail, return receipt requested, or by overnight courier of national reputation (iii) shall be deemed to be sent when received by the Lender and (iv) shall otherwise comply with the requirements of Section 9-210.
                                                                  -------------
The Borrower requests that the Lender respond to all such requests which on their face appear to come from an authorized individual and releases the Lender from any liability for so responding. The Borrower shall pay Lender the maximum amount allowed by law for responding to such requests.

                Section 8.4 Further  Documents.  The Borrower  will from time to
                            ------------------
time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements, control agreements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

                Section 8.5 Costs and Expenses. The Borrower shall pay on demand
                            ------------------
all costs and expenses, including reasonable attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, any Letter of Credit and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

                Section  8.6  Indemnity.  In addition to the payment of expenses
                              ---------
pursuant to Section 8.5, the Borrower shall indemnify,  defend and hold harmless
            -----------
the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                           (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                           (ii) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section 5.14 proves to be incorrect in any respect
                              ------------
                or as a result of any  violation  of the  covenant  contained in
                Section 6.12(b); and
                ---------------

                           (iii) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 8.6 shall survive the termination of this Agreement and the
           -----------
discharge of the Borrower's other obligations hereunder.

                Section 8.7 Participants.  The Lender and its  participants,  if
                            ------------
any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

                Section 8.8 Execution in Counterparts;  Telefacsimile Execution.
                            ---------------------------------------------------
This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

                Section 8.9  Retention of Borrower's  Records.  The Lender shall
                             --------------------------------
have no obligation to maintain any electronic records or any documents, schedules, invoices, agings, or other papers delivered to the Lender by the Borrower or in connection with the Loan Documents for more than four months after receipt by the Lender.

                Section 8.10 Binding  Effect;  Assignment;  Complete  Agreement;
                             --------------------------------------------------
Exchanging  Information.  The Loan Documents  shall be binding upon and inure to
-----------------------
the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. To the extent permitted by law, the Borrower waives and will not assert against any assignee any claims, defenses or set-offs which the Borrower could assert against the Lender. This Agreement shall also bind all Persons who become a party to this Agreement as a borrower. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrower and its Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Wells Fargo & Company, and all direct and indirect subsidiaries of Wells Fargo & Company, may exchange any and all information they may have in their possession regarding the Borrower and its Affiliates, and the Borrower waives any right of confidentiality it may have with respect to such exchange of such information.

                Section 8.11  Severability of Provisions.  Any provision of this
                              --------------------------
Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                Section 8.12 Headings.  Article, Section and subsection headings
                             --------
in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                Section 8.13 Governing Law; Jurisdiction,  Venue; Waiver of Jury
                             ---------------------------------------------------
Trial.  The Loan Documents shall be governed by and construed in accordance with
-----
the substantive laws (other than conflict laws) of the State of Massachusetts. The parties hereto hereby (i) consent to the personal jurisdiction of the state and federal courts located in the State of Massachusetts in connection with any controversy related to this Agreement; (ii) waive any argument that venue in any such forum is not convenient, (iii) agree that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents may be venued in either the State or Federal courts located in Suffolk County, Massachusetts; and (iv) agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                Section 8.14. Appointment of Borrower Agent.
                              -----------------------------

         (a) Each of the Borrowers hereby represents and warrants that Healthcare provides valuable financial, management and administrative services for each of the Borrowers, and the Borrowers are Affiliates of one another, and therefore each of the Borrowers has determined that it is advantageous and convenient for it to enter into this Agreement on a basis of joint and several liability and to designate Healthcare as its agent to effect borrowings and other extensions of credit under this Agreement and to distribute the proceeds of borrowings to it, and each Borrower, by entering into this Agreement, desires and intends to induce the Bank to enter into this Agreement.

         (b) Each of the Borrowers hereby irrevocably appoints Healthcare as its agent to effect borrowings, obtain other extensions of credit and to execute instruments and documents and take other actions in the name, or on behalf of, but not as a lender to, such Borrower, as provided or contemplated in this Agreement. Each of the Borrowers represents and covenants that all requests for Revolving Advances and Letters of Credit under this Agreement shall be made solely by the Borrower Agent as agent for the Borrowers, and that the authority of the Borrower Agent so to request Revolving Advances and Letters of Credit on behalf of, and to bind, the Borrowers, shall continue unless and until (i) the Lender actually receives written notice of the termination of such authority signed by the respective Presidents or Treasurers of each of the Borrowers, (ii) this Agreement has been terminated, and (iii) all Obligations of such Borrower have been paid or otherwise satisfied. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Borrower Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Borrower and no implied covenants, functions, responsibilities duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Borrower Agent. Furthermore, in performing its duties under this appointment, the Borrower Agent shall be acting solely as a conduit for money transfers between the Lender and the Borrowers, and the Borrower Agent shall not make, nor shall it be construed as making, any loans or advances of money under this Agreement to any of the Borrowers.

         (c)  Each  Borrower  agrees  to  execute  and  deliver  to  the  Lender confirmatory assignments of Accounts and accounts receivable and to make remittances on Accounts and accounts receivable in accordance with any instructions given by the Lender from time to time to the Borrower Agent as agent for the Borrowers.

         (d) Each of the Borrowers further agrees and acknowledges that any Revolving Advances which may be made by the Lender under the credit facilities provided under this Agreement may be made directly to the Borrower Agent notwithstanding any notice or knowledge by the Lender that such Revolving Advance is intended for the use of another Borrower, and the Lender shall have no responsibility with respect to whether or when the Borrower Agent distributes or delivers the proceeds of any Revolving Advances to any other Borrower, and payment or delivery by the Lender of the proceeds of such Revolving Advances to the Borrower Agent shall be deemed to be a payment or delivery to each of the Borrowers. Without limiting the foregoing, each Borrower acknowledges that it shall be directly indebted to the Lender for each Revolving Advance distributed to it by the Borrower Agent as if that Revolving Advance had been made directly by the Lender to the Borrower which received such proceeds (whether or not the subject advance was based upon the Accounts and/or Inventory of such Borrower which actually received such distribution), in addition to which the other Borrowers shall be jointly and severally obligated to the Lender in that amount.

         (e) The Lender shall have no responsibility to inquire as to the distribution of Revolving Advances and Letter of Credit made by the Lender through the Borrower Agent as described herein.

         (f) The Borrower Agent and each of the Borrowers agrees, jointly and severally, to indemnify, defend, and to hold the Lender and its Affiliate and its designee harmless from and against any liability, claim, demand, expense, or loss made against the Lender or its Affiliate and/or its designee on account of, or arising out of, this Agreement and the transactions contemplated hereby, the Lender or its Affiliate and/or its designee's reliance upon loan requests submitted by the Borrower Agent and any other action taken by the Lender or its Affiliate and/or its designee hereunder or under any of the Security Documents or any other agreement with the Borrower Agent and/or the Borrowers and/or any other Person.

         (g) The revolving credit facility established in this Agreement constitutes one combined aggregate line of credit for all of the Borrowers, and the Eligible Accounts of all of the Borrowers shall be aggregated in calculating the Borrowing Base for Revolving Advances hereunder.

THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                               BORROWER:

WITNESS AS ALL BORROWERS:                      PRIMESOURCE HEALTHCARE, INC.
/s/ Patricia Maxwell
---------------------------------              BY: /s/ Shaun McMeans
                                                  ------------------------------
By: PATRICIA MAXWELL                           NAME: SHAUN MCMEANS
   ------------------------------
                                               TITLE: CHIEF FINANCIAL OFFICER
Notice Address for Borrower:
---------------------------
Primesource Healthcare, Inc. and               PRIMESOURCE SURGICAL, INC.
Primesource Surgical, Inc.
Bimeco, Inc.                                   BY:
3700 East Columbia St.                         NAME: SHAUN MCMEANS
Tucson, AZ 85714                               TITLE: CHIEF FINANCIAL OFFICER
Telecopier:
           ----------------------
Attention: Shaun McMeans                       BIMECO, INC.
E-mail: smcmeans@pshc.com
                                               BY:
                                               NAME: SHAUN MCMEANS
                                               TITLE: CHIEF FINANCIAL OFFICER

                                               LENDER:
WITNESS:
/s/ Chad Porter                                WELLS FARGO BUSINESS CREDIT, INC.
---------------------------------
By: CHAD PORTER                                By: /s/ Mark W. Walsh
   ------------------------------                 ------------------------------
Notice Address for Lender:                     Name: MARK W. WALSH
-------------------------                           ----------------------------
Wells Fargo Business Credit, Inc               Its: ASSISTANT VICE PRESIDENT
300 Commercial Street                              -----------------------------
Boston, MA 02109
Telecopier: 1-617-248-8922
Attention: Mark W. Walsh
E-mail: Mark.W. Walsh @wellsfargo.com

                         TABLE OF EXHIBITS AND SCHEDULES

                Exhibit A                Form of Revolving Note

                Exhibit B                [INTENTIONALLY

                                         DELETED]

                Exhibit C                Premises

                Exhibit D                Form of Notice of Borrowing

                Exhibit E                Financial Projections

                Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

                Schedule 5.2             Capitalization and Organizational Chart

                Schedule 5.5             Subsidiaries

                Schedule 5.7             Litigation

                Schedule 5.11            Intellectual Property Disclosures

                Schedule 6.3             Permitted Liens

                Schedule 6.4             Permitted Indebtedness and Guaranties

                                      Exhibit A to Credit and Security Agreement


                                 REVOLVING NOTE
$7,500,000.00                                              BOSTON, MASSACHUSETTS
                                                               DECEMBER   , 2003
                                                                        --

         For value received, the undersigned, PRIMESOURCE HEALTHCARE, INC., a Massachusetts corporation, PRIMESOURCE SURGICAL, INC., a Delaware corporation, and BIMECO, INC., a Florida corporation (collectively and separately, the "Borrower"), hereby jointly and severally, individually and collectively,
 --------
promise to pay ON DEMAND, and if demand is not sooner made, then as provided in the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation ("Lender"), at its main office in
                                             ------
Minneapolis, Minnesota, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Seven Million Five Hundred Thousand and 00/100 Dollars ($7,500,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (the "Credit
                                                                          ------
Agreement") by and between the Lender and the Borrower. The principal hereof and
---------
interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement.

         This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower shall pay all costs of collection, including reasonable attorneys' fees and legal expenses if this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

         This Note shall be deemed to take effect as an instrument under the laws of the State of Massachusetts.

         IN WITNESS WHEREOF, each of the undersigned Borrowers by its duly authorized officer has caused this Note to be executed as an instrument under seal as of the date first written above.

WITNESSED AS TO ALL:                              PRIMESOURCE HEALTHCARE, INC.

BY:                                               BY:
   -------------------------                         ---------------------------
NAME:                                             NAME: SHAUN MCMEANS
                                                  TITLE: CHIEF FINANCIAL OFFICER

                                                  PRIMESOURCE SURGICAL, INC.

                                                  BY:
                                                     ---------------------------
                                                  NAME: SHAUN MCMEANS
                                                  TITLE: CHIEF FINANCIAL OFFICER

                                                  BIMECO, INC.

                                                  BY:
                                                     ---------------------------
                                                  NAME: SHAUN MCMEANS
                                                  TITLE: CHIEF FINANCIAL OFFICER

Exhibit B to Credit and Security Agreement



                             [Intentionally Deleted]

                                      Exhibit C to Credit and Security Agreement

                                    PREMISES
                                    --------

         The Premises referred to in the Credit and Security Agreement are legally described as follows:



                         [_To be completed by Borrower_]

                                      Exhibit D to Credit and Security Agreement


                               NOTICE OF BORROWING


                             -------------, -------

TO:      Wells Fargo Business Credit, Inc.

         ------------------------------

         ------------------------------

         ------------------------------
         Telecopier:
                    -------------------
         Attention:
                   --------------------

              We refer to that certain Credit and Security Agreement dated as of December 10, 2003 (as amended or modified to date, the "Credit Agreement") by and between the undersigned and Wells Fargo Business Credit, Inc. Capitalized terms used herein but not otherwise defined shall have the same meanings assigned to them in the Credit Agreement.

              Pursuant to Section 2.2(b) of the Credit Agreement, we hereby request or confirm our request for an Advance on the date, of the type(s) and in the amount(s) specified below.

  Amount of Advance   Type of Advance   Date of Borrowing
  -----------------   ---------------   -----------------

$
                                                  PRIMESOURCE HEALTHCARE, INC.

                                                  BY:
                                                     ---------------------------
                                                  NAME: SHAUN MCMEANS
                                                  TITLE: CHIEF FINANCIAL OFFICER

                                                  PRIMESOURCE SURGICAL, INC.

                                                  BY:
                                                     ---------------------------
                                                  NAME: SHAUN MCMEANS
                                                  TITLE: CHIEF FINANCIAL OFFICER

                                                  BIMECO, INC.

                                                  BY:
                                                     ---------------------------
                                                  NAME: SHAUN MCMEANS
                                                  TITLE: CHIEF FINANCIAL OFFICER

                                      Exhibit E to Credit and Security Agreement


                                   PROJECTIONS


                                 (see attached)

                                   Schedule 5.1 to Credit and Security Agreement

        TRADE NAMES, CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS,
                           AND LOCATIONS OF COLLATERAL

                                   TRADE NAMES
                                   -----------

                         [_to be completed by Borrower_]



               CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS
               ---------------------------------------------------


        ---------------------------------------

        ---------------------------------------

        ---------------------------------------

                     OTHER INVENTORY AND EQUIPMENT LOCATIONS
                     ---------------------------------------

                         [_to be completed by Borrower_]

                                   Schedule 5.2 to Credit and Security Agreement

                     CAPITALIZATION AND ORGANIZATIONAL CHART
                     ---------------------------------------


--------------------------------------------------------------------------------
|            |                 |                        |                      |
| HOLDER     | TYPE OF RIGHTS/ | NO. OF SHARES (AFTER   | PERCENT INTEREST ON A|
|            | STOCK           | EXERCISE OF ALL RIGHTS | FULLY DILUTED BASIS  |
|            |                 | TO ACQUIRE SHARES)     |                      |
-------------- ----------------- ------------------------ ----------------------
|            |                 |                        |                      |
-------------- ----------------- ------------------------ ----------------------
|            |                 |                        |                      |
-------------- ----------------- ------------------------ ----------------------



Attach organizational chart showing the ownership structure of all Subsidiaries of the Borrower.

                         [_to be completed by Borrower_]

                                   Schedule 5.5 to Credit and Security Agreement

                                  SUBSIDIARIES
                                  ------------

                         [_to be completed by Borrower_]

                                   Schedule 5.7 to Credit and Security Agreement



                                   LITIGATION
                                   ----------

                                  Schedule 5.11 to Credit and Security Agreement

                        INTELLECTUAL PROPERTY DISCLOSURES
                        ---------------------------------



                         [_to be completed by Borrower_]

                                   Schedule 6.3 to Credit and Security Agreement

                                 PERMITTED LIENS
                                 ---------------


  Creditor      Collateral      Jurisdiction      Filing Date      Filing No.
  --------      ----------      ------------      -----------      ----------



                         [_to be completed by Borrower_]

                                   Schedule 6.4 to Credit and Security Agreement

                      PERMITTED INDEBTEDNESS AND GUARANTIES
                      -------------------------------------



                                  Indebtedness
                                  ------------

     Creditor      Principal       Maturity       Monthly       Collateral
     --------      ---------       --------       -------       ----------
                     Amount          Date         Payment
                     ------          ----         -------



                         [_to be completed by Borrower_]

                                   Guaranties
                                   ----------



     Primary Obligor      Amount and Description of      Beneficiary of Guaranty
     ---------------      -------------------------      -----------------------
                            Obligation Guaranteed
                            ---------------------



                         [_To be completed by Borrower_]